                                Exhibit 10.7



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

NOBS Supply Agreement
1/1/99-12/31/01
P&G Contract CT3696


    This document contains confidential information that has been omitted
    ---------------------------------------------------------------------
  omitted and filed separately with the Securities and Exchange Commission.
  -------------------------------------------------------------------------
       Such information is noted by three asterisks, as follows "***."
       ---------------------------------------------------------------
                                                                     2/15/00

                 NOBS SUPPLY AGREEMENT (P&G CONTRACT CT3696)
                 -------------------------------------------

This Agreement (hereinafter "Agreement") is effective as of January 1, 1999, between Eastman Chemical Company, a Delaware corporation, with its principal office in Kingsport, Tennessee (hereinafter "Eastman") and The Procter & Gamble Manufacturing Company, an Ohio corporation, with offices in Cincinnati, Ohio (hereinafter "P&G"). This Agreement supersedes, effective as of the date hereof, the January 1, 1996, NOBS Supply Agreement and any modifications thereto, the term of which started January 1, 1996 between Eastman Chemical Company and The Procter & Gamble Manufacturing Company (the "Prior Agreement") and supercedes the NOBS Letter Agreement between the parties dated April 7, 1998.

NOTE: For simplicity of terminology, the facility currently being utilized for the production of NOBS is hereafter referred to as "NOBS 1B", with the construction to debottleneck it from its previous status (hereinafter referred to as "NOBS 1A") having been previously completed. In addition, a separate plant (hereinafter referred to as "NOBS 2") has been restarted from Mothball Mode. All quantities of NOBS referenced in this Agreement are on a 100% active basis.

1.       Sale of NOBS
         Eastman agrees to sell, and P&G agrees to buy, a minimum of *** million pounds, and a maximum of *** million pounds, of 100% active stabilized sodium salt of nonanoyloxybenzenesulfonate(hereinafter "NOBS") derived from *** (hereinafter "Acid") produced from NOBS 1B during each period of 3 consecutive calendar months commencing each January 1, April 1, July 1 and October 1 (each such three-month period being hereinafter referred to as a "Contract Quarter") from the date hereof through the term of this Agreement.

         In addition, Eastman agrees to sell, and P&G agrees to buy, a minimum of *** pounds and a maximum of *** million pounds of NOBS produced from NOBS 2 during each Contract Quarter.

         Eastman hereby agrees to sell to P&G, and P&G hereby agrees to buy from Eastman, NOBS, in the quantities described above and in
         Article 4 below, that meets the specifications set forth in Attachment A or any modifications thereof mutually agreed upon in writing (the "Specifications").

         If Eastman produces material which does not meet the Specifications, P&G may purchase the material but is under no obligation to do so. The terms and conditions of such a sale shall be negotiated.

2.       Exclusive Production
         --------------------
         Recognizing that P&G provided to Eastman the original opportunity to manufacture NOBS for P&G, a proprietary compound of P&G, and Eastman developed a process for making NOBS, Eastman shall produce NOBS exclusively for P&G and its affiliates


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NOBS Supply Agreement
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P&G Contract CT3696


         through the term of this Agreement. Eastman shall not use NOBS 1B or NOBS 2 for production of a bleach activator for five (5) years from the termination or cancellation date hereof unless otherwise agreed to by P&G.

3.       Term of Agreement
         -----------------

         The Agreement shall commence on January 1, 1999 and shall be in effect until December 31, 2002 (the "Agreement Term").

4.       Quantity and Prices
         -------------------

         If Eastman receives orders for NOBS from NOBS 1B or NOBS 2 in excess of its contractual obligations during any Contract Quarter or month, Eastman will attempt to supply the excess to P&G but is not obligated to supply. During each Calendar Year during the Agreement Term, P&G and Eastman agree to adjust orders and shipping schedules to allow Eastman twenty-one (21) days of maintenance for NOBS 1B and NOBS 2 during which the production of NOBS will be limited. Eastman will plan appropriately to minimize the duration of these maintenance periods. These maintenance periods do not relieve Eastman of its obligation to supply NOBS as herein required.

         P&G affiliates will release against this contract quantity by issuing purchase orders which reference and incorporate the terms of this Agreement, and Eastman will invoice each affiliate directly in accordance with this Agreement.

         Eastman will endeavor to have sales hereunder made by the various marketing affiliates of Eastman for sales in their respective geographies of operation and references herein to sales by Eastman shall be deemed to be references to sales by such affiliates as appropriate.

         Eastman shall have the option to supply NOBS as herein required from either NOBS 1B or NOBS 2 as it determines in its discretion. The base prices of NOBS produced from NOBS 1B and NOBS 2 shall be determined in accordance with Attachment C, Schedules I and II
                                       ------------
         respectively. For quarterly contract pricing calculations, P&G can select the quantity to be calculated from either the NOBS 1B Base Sales Price (01) or NOBS 2 Base Sales Prices (02) in an amount for either category up to the respective maximum capacities for quantities from NOBS 1B or NOBS 2, based on the capacity therefor utilized for production of NOBS, and not less in either case than the minimum quantity in the applicable price schedule determined in accordance with Attachment C, Schedules I and II, respectively. The
                         ------------
         quarterly sales price of NOBS for invoicing purposes, for NOBS 1B and NOBS 2 quantities sold, shall be the weighted average of the quarterly sales price, N1 and N2, (as defined in Attachment C,
                                                          ------------
         Schedules III and TV) for the forecast quarterly volume, as adjusted according to Attachment C.
                               ------------

         Payment terms are net 30 days from date of invoice unless otherwise specifically agreed in writing for any particular order.


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NOBS Supply Agreement
1/1/99-12/31/01
P&G Contract CT3696


         To ensure the accuracy of the base price adjustments that result from variations in the quarterly forecast versus actual shipments, adjustments to the base prices for each upcoming Contract Quarter shall be calculated within three working days of the end of the current Contract Quarter.

         P&G shall pay the NOBS Supersacking Fee, as adjusted, as set out in Attachment D, if applicable.
         ------------

         Eastman will provide an incentive to P&G for purchases of NOBS using the following table. Eastman will reimburse P&G under the incentive by adjusting the NOBS selling price at the end of each calendar quarter using the miscellaneous cost factor - "M" as described Attachment C, Schedules III and IV.

         QUANTITIES PURCHASED ANNUALIZED    INCENTIVE ANNUALIZED
                100% ACTIVE BASIS              MILLIONS $ U.S.
                       ***                           ***
                       ***                           ***
                       ***                           ***
                       ***                           ***
                       ***                           ***
                       ***                           ***
                       ***                           ***

5.       Supply of Nonanoic Acid
         -----------------------
         Eastman agrees to purchase Acid from a supplier with whom P&G has contracted, so long as the Acid meets the specifications in Attachment B and any modifications mutually agreed upon in writing.
         ------------
         Any new supplier must be acceptable from a quality standpoint to both parties in addition to meeting such specifications. If P&G's specified sources are unable to provide sufficient Acid to allow Eastman to fill P&G' orders for NOBS, and Eastman has allowed the supplier a lead time consistent with Article 11 (unless otherwise agreed to by Eastman and P&G), then the Base Sales Price shall be calculated per Attachment C, based on the volume of NOBS that
                        ------------
         Eastman was able to ship with the quantity of acid available.

         Inability to fill P&G orders because of an insufficient supply of Acid from P&G's specified source(s) shall not constitute a default hereunder or a Force Majeure Event (as defined in Article 15) on the part of Eastman, but will constitute a Force Majeure Event on the part of P&G if the circumstances fit within the definition of Force Majeure in Article 15.

         P&G agrees to provide to Eastman all necessary information and to assist Eastman's purchase of Acid from P&G's specified source(s) throughout the term of the Agreement.

         Notwithstanding any provision herein to the contrary, Eastman shall have no liability for any defect in NOBS which is directly caused by or directly results from a latent defect in the Acid which was unknown to Eastman at time of use of such Acid, provided such Acid


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NOBS Supply Agreement
1/1/99-12/31/01
P&G Contract CT3696


         was analyzed in accordance with Eastman's standard procedures upon receipt from P&G's specified source(s).

6.       Supply of Other Raw Materials
         -----------------------------
         Eastman agrees to work with P&G to determine the best source(s) for *** *** and other feedstocks. If P&G can obtain a better value for such products from other suppliers, at P&G's option Eastman shall purchase such materials from such supplier(s) with whom P&G has contracted, so long as the materials meet the specifications mutually agreed to and provided such purchases do not create conflicts with any of Eastman's existing commitments. The responsibilities and terms for P&G's supply of these materials will be the same as those outlined for Acid in Article 5.

7.       NOBS Conversion Ratio
         ---------------------
         The conversion ratio is the number of pounds of *** required to produce one pound of NOBS, and shall not exceed ***.

8.       Process Improvements
         --------------------
         Eastman shall pursue improving Eastman's manufacturing process for NOBS. Eastman will implement various equipment and operational changes to NOBS 1B and NOBS 2 by June, 1999, at Eastman's expense, anticipated to improve process reliability and lower the NOBS manufacturing costs. Upon the completion of twelve months operation after these changes have been implemented, Eastman will share any material cost savings with P&G which result in a NOBS costs: (a) for NOBS 1B, below the planned costs for NOBS 1B which were used in the Prior Agreement (adjusted for changes in the Producer Price Index); and (b) for NOBS 2, below the cost structure used in the price curves for the April 7, 1998 Letter Agreement between the parties. Future material cost improvements will be shared with P&G after Eastman has recovered its costs associated in achieving said improvements. All sharing of cost savings will be by an appropriate adjustment in the Base Sales Price of NOBS and/or the applicable adjustment formula(s).

         If, during the Agreement Term, Eastman proposes a process improvement or change in raw material which will result in a significant change to the characteristics of any NOBS attribute listed on Attachment A, Eastman will notify in writing P&G of the
                   ------------
         proposed change. P&G shall notify Eastman within thirty (30) days thereafter whether such change is acceptable. If the change is acceptable and does not require requalification, Eastman may proceed with the change. If the change is acceptable and requires requalification, Eastman and P&G shall negotiate in good faith a price adjustment and schedule for the proposed change, and P&G may agree to such change, if economically viable and if requalification can be accomplished.

9.       Taxes/Excises
         -------------
         Eastman's price does not include any taxes (other than taxes based on Eastman's income), duties or customs applicable to the sale of NOBS hereunder, which shall be the responsibility of P&G; provided, however, that Eastman shall separately detail on each invoice the amount of any applicable sales tax.


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NOBS Supply Agreement
1/1/99-12/31/01
P&G Contract CT3696


10.      Audit Clause
         ------------
         Since this Agreement allows Seller to pass through cost changes as part of the pricing provisions of Article 4, Seller shall maintain all documentation in support of such changes for at least two years following the date of the change. Buyer shall have the right to request an audit of Seller's supporting documentation, including price change and rebate notification letters from material suppliers, within one year after the change, upon thirty days prior written notice. Buyer shall conduct no more than one audit each calendar year. Buyer and Seller shall mutually agree on the date, time and location of the audit. The audit shall be conducted by Buyer's Internal Controls Department or other mutually agreeable independent third party. The auditor shall maintain the confidentiality of all data reviewed which was not previously known to the auditor or available to third parties on a non-confidential basis. This obligation of confidentiality shall continue until the material becomes generally available to the public, is shared with others by Seller on a non-confidential basis, is available to the auditor from third parties on a non-confidential basis or upon the expiration of a period of three years following the date of the audit, whichever occurs first. The auditor shall return to Seller all materials submitted to the auditor, and destroy all working papers, notes, memoranda, reports and other derivatives thereof, upon conclusion of the audit and resolution of any disputed amounts; provided, however, the auditor may retain one archival copy of the foregoing solely for the purpose of administering its confidentiality obligations. The auditor shall share with Buyer's Purchasing Personnel only the results of the audit. In the event the audit does not support price changes that have been implemented and/or proposed, Buyer and Seller will meet to review the results and make any appropriate pricing adjustments.

11.      Estimated Orders
         ----------------
         No later than fifteen (15) days prior to the beginning of each Calendar Quarter under this Agreement, P&G shall provide to Eastman estimated orders and bulk rail shipping schedules for the next Calendar Quarter and estimated orders for the following Calendar Quarter. Lead-times and related procedures for orders and order changes will be established and updated by mutual agreement of P&G and Eastman.

12.      Shipping Weights
         ----------------
         Unless proven in error, Eastman's shipping weights shall govern. Shortages or overages of less than 1% of the declared net weight will be disregarded, unless a pattern of shortages occurs. In such case, Eastman will reimburse P&G for NOBS P&G paid for but did not receive due to shortages. Delivery of a specific shipment that is within 5% of the quantity requested shall be accepted by P&G as complying with the shipment, although P&G shall pay for only the quantity actually delivered.

13.      Storage/Loading/Inventory Reporting of NOBS
         -------------------------------------------
         Eastman will target to store at the plant site *** pounds of NOBS. If P&G and Eastman agree to lead-times from receipt of firm orders of less than fourteen (14) days for railcars or less than forty-two
         (42) days for super-sacks, then P&G acknowledges that order variation may require use of target inventory and such use shall not constitute a breach by Eastman. Eastman will use reasonable efforts to re-attain such target level as soon as practicable. Eastman will advise P&G of NOBS production schedules for each Contract Quarter prior to the first day of each such quarter. P&G agrees to provide for


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NOBS Supply Agreement
1/1/99-12/31/01
P&G Contract CT3696


         rail or truck loading of NOBS to meet the order schedule consistent with Article 11. Eastman is obligated to help coordinate transportation. Not later than thirty (30) days after the end of each Contract Quarter, Eastman will furnish P&G a statement of inventories of NOBS as of the last day of that Contract Quarter, including a list of receipts of Acid and other materials furnished in accordance with Articles 5 and 6 and NOBS shipments during that quarter.

14.      Product Warranty, Responsibility and Indemnity
         ----------------------------------------------
         (a) Eastman warrants title to the NOBS supplied hereunder and that NOBS will meet the Specifications when shipped from its Magness, Arkansas plant; however, other than as expressly provided in Articles 14 and 22, EASTMAN MAKES NO OTHER WARRANTIES OR REPRESENTATIONS OF ANY KIND, EXPRESS OR IMPLIED, AS TO MERCHANTABILITY, AS TO FITNESS FOR A PARTICULAR PURPOSE, OR ANY OTHER MATTER WITH RESPECT TO NOBS WHETHER USED ALONE OR IN COMBINATION WITH ANY OTHER MATTER.

         (b) Eastman shall deliver to P&G with each shipment of NOBS a certificate of analysis substantially in the form currently in use or as otherwise mutually agreed by the parties. P&G shall examine the certificate of analysis prior to accepting or using the shipment, but has no obligation to Eastman to analyze a shipment. If when loaded for shipment at Eastman's Magness, Arkansas plant, NOBS does not meet the Specifications, or otherwise contains objectionable levels of foreign substance or latent defects which makes the NOBS unsafe or unusable by P&G, or is unsafe or unusable due to changes in raw material or process by Eastman contemplated in Article 8 but which were not approved by P&G in accordance with
                  Article 8 ("Nonconforming NOBS"), then Eastman agrees to accept return of such NOBS and, at P&Gs option, shall either replace NOBS returned at no cost to P&G or credit P&G's account for the price of pounds returned.

         (c) Subject to the limitations of Section 14(g), and provided P&G uses reasonable efforts to mitigate its damages proximately caused by Nonconforming NOBS and P&G provides reasonable evidence to Eastman supporting the causal connection between the defect and P&G damages:

                  (i) Eastman shall pay 100% of the out-of-pocket cost P&G incurs for added analytical services, cleaning and repair of transportation equipment, production costs, and product transportation, if the NOBS which is the subject of the claim has not been used by P&G; or

                  (ii) Eastman shall pay 70% of the out-of-pocket cost P&G incurs for used NOBS, other materials combined with NOBS, lost packaging materials, added analytical services, cleaning and repair of production and transportation equipment, production costs, loss of finished product, recalled product, and product transportation, if the NOBS which is the subject of the claim has been used in other product by P&G.


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NOBS Supply Agreement
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P&G Contract CT3696


         (d) Subject to the limitations of Section 14(g), Eastman agrees to indemnify and hold harmless P&G for all claims, damages and losses from any person or entity not a party to this Agreement that are directly attributable to NOBS after it has been loaded for shipment at Eastman's Magness, Arkansas plant to the extent such claims, damages and losses are proximately caused by Nonconforming NOBS.

         (e) P&G agrees to indemnify and hold harmless Eastman for all claims, damages and losses from any person or entity not a party to this Agreement that are directly attributable to NOBS after it has been loaded for shipment at Eastman's Magness, Arkansas plant, except such claims, damages and losses to the extent they are proximately caused by Nonconforming NOBS and do not exceed the limitation set forth in Paragraph 14(g). P&G further agrees to indemnify and hold harmless Eastman for all claims, damages and losses from any person or entity not a party to this Agreement to the extent such claims, damages and losses exceed the limitation set forth in Paragraph 14(g) even though they were proximately caused by Nonconforming NOBS.

         (f) EASTMAN'S TOTAL MAXIMUM AGGREGATE LIABILITY TO P&G UNDER THIS ARTICLE 14 SHALL NOT BE GREATER THAN *** MILLION, LESS ANY AMOUNTS PREVIOUSLY PAID UNDER THIS AGREEMENT.

         (g) Except as expressly specified in Articles 14, 16, 17, 21 and 22, IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER FOR ANY INCIDENTAL, INDIRECT, SPECIAL OR
                  CONSEQUENTIAL DAMAGES, OR ANY COSTS OF COVER.



15.      Force Majeure
         -------------

         (a) The performance or observance by either party of any obligations of such party under this Agreement may be suspended by it, in whole or in part, in the event of any of the following which prevents such performance or observance: Act of God, war, riot, fire, explosion, accident, flood, sabotage, strike, lockout, injunction, inability to obtain fuel, power, raw materials, labor, containers or transportation facilities, national defense requirements, compliance with governmental law, regulations, orders or action, breakage or failure of machinery or equipment which could not have been prevented through the exercise of standard industrial maintenance procedures, or any other cause (whether similar or dissimilar) beyond the reasonable control of such party (a "Force Majeure Event"); provided, however, that the party so prevented from complying with its obligation hereunder shall immediately notify in writing the other party thereof and such party so prevented shall exercise diligence in an endeavor to remove or overcome the cause of such inability to comply, and provided further that neither party shall be required to settle a labor dispute against its own judgment.


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NOBS Supply Agreement
1/1/99-12/31/01
P&G Contract CT3696


                  Except as described in Article 5, deliveries suspended or not made by reason of this Paragraph 15 shall be canceled without liability to either party and this Agreement shall otherwise remain unaffected. If performance by either party is suspended for any period of one-hundred and twenty (120) consecutive days because of a Force Majeure Event either party may terminate the Agreement, and the Cancellation Fee described in Article 17 shall only be paid if the termination is due to a Force Majeure Event asserted by P&G.

         (b) In the event the Agreement is suspended for reasons of a Force Majeure Event asserted by Eastman, and is thereafter terminated by P&G as provided in Article 15(a), P&G shall have the right to arrange for alternate supplier(s) to provide NOBS in full or part, and Eastman shall provide a non-exclusive license to such alternate suppliers procured by P&G covering all the technology and know-how required to produce NOBS from *** and *** that Eastman then owns. Such license shall be provided royalty free for five (5) years after termination. Thereafter, for successive periods up to a total of ten (10) years or until any patented portion of technology expires, Eastman shall provide a non-exclusive license at a reasonable royalty not to exceed two percent (2%) of the Price then applicable. If during this ten (10) year period non-patented, proprietary and confidential technology is used, a similar reasonable royalty shall apply. However, in no case shall the combined royalties for patented and non- patented technology exceed two percent (2%) of the Price then applicable. Further, Eastman will assist such alternate supplier(s) until the supplier(s) are producing product that meets specification; however, this effort shall not exceed one (1) year or *** million in costs or expenses, whichever occurs first. P&G shall have the right, should it procure alternate suppliers, to continue to purchase all amounts of product P&G requires from alternate suppliers rather than from Eastman.

16.      Default
         -------
         (a) Except as may be otherwise excused by Article 15, should P&G materially default or otherwise fail to perform any material duty under the terms of this Agreement, Eastman shall give P&G written notice of such default whereupon P&G shall have sixty (60) days to remedy such default. If P&G fails to remedy such default within the sixty (60) days, Eastman may terminate the Agreement, and the provisions of Articles 17 and 19 shall apply (including the payment of Cancellation Fees by P&G). The remedies set forth in Articles 17 and 19 shall be Eastman's sole remedies for P&G's default in the purchase of NOBS hereunder.

         (b) Except as may be otherwise excused by Article 15, should Eastman materially default or otherwise fail to perform any material duty under the terms of this Agreement, P&G shall give written notice of such default to Eastman whereupon Eastman shall have sixty (60) days to remedy such default. If Eastman fails to remedy the material default within the sixty (60) days, P&G may terminate the Agreement and in doing so will not impair its rights under
                  Article 17. If the Agreement is terminated because of Eastman's default, P&G shall not pay any


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NOBS Supply Agreement
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                  Cancellation Fee (as described in Article 17), nor shall
                  P&G pay for any NOBS not shipped as of the termination date. The remedies set out in this paragraph of Article 16 shall be P&G' s sole remedy for Eastman's default in the supply of NOBS hereunder except as provided in Paragraph
                  (c) below.

         (c) In addition, if Eastman willfully and intentionally elects not to honor material terms of this Agreement and P&G terminates the Agreement, then, in addition to P&G's rights set forth in Paragraph (b) above, P&G shall have the right to arrange for alternate suppliers to provide NOBS in full or in part, and Eastman shall:

         (1) pay any and all out of pocket costs or expenses, not to exceed *** million, less any amounts previously paid under this Agreement, and provide assistance to develop alternate supplier(s) until the suppliers are producing product which meets specification in commercial quantities. This obligation shall not require Eastman to provide assistance and monies for more than three (3) years after any default under this paragraph occurs; and

         (2) provide a non-exclusive royalty-free license to such alternate suppliers procured by P&G covering all the technology and know-how required to produce NOBS from *** and *** that Eastman then owns. Such license shall be provided royalty free for five (5) years after termination. Thereafter, for successive periods up to a total of ten (10) years or until any patented portion of technology expires, Eastman shall provide a non-exclusive license at a reasonable royalty not to exceed two percent (2%) of the Price then applicable. If during this ten (10) year period non-patented, proprietary and confidential technology is used, a similar reasonable royalty shall apply. However, in no case shall the combined royalties for patented and non-patented technology exceed two percent (2%) of the Price then applicable. P&G shall have the right, should it procure alternate suppliers, to continue to purchase all amounts of product P&G requires from alternate suppliers rather than from Eastman.

         (d) Article 16 shall not be construed as giving either P&G or Eastman a right to terminate this Agreement where a legitimate dispute arises between the parties as to applicability and/or enforcement of any Article.


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NOBS Supply Agreement
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17.      Mothball/Termination
         --------------------

         (a)      Startup Delay, Standby Mode and Mothball Mode
                  ---------------------------------------------

                  1)       Stand-by Fee - At any time after the Startup
                           ------------
                           Date, P&G may request in writing to Eastman with 30 days notice that Eastman put the NOBS production capabilities of NOBS 1B and/or NOBS 2 into a stand-by mode where all facilities and resources are maintained in a condition that production of NOBS could readily recommence ("Stand-by Mode"). As long as NOBS 1B and/or NOBS 2 are in such a Stand-by Mode, P&G will pay Eastman a stand-by fee (a "Stand-by Fee") of *** per month for NOBS 1B and *** per month for NOBS
                           2. Upon at least 30 days' written notice from P&G, Eastman will restart the NOBS production capabilities of NOBS 1B or NOBS 2.

                           After Eastman's capital for all NOBS projects, including without limitation, NOBS 1A, NOBS 1B and NOBS 2 (dust control) has been recovered in accordance with Eastman's capital recovery schedule, the Stand-by Fee will be *** per month for NOBS 1B and *** per month for NOBS 2.

                           If P&G does not submit orders for any upcoming Calendar Quarter for at least *** million pounds of NOBS from NOBS 1B, then NOBS 1B shall be put into Stand-by Mode for such Calendar Quarter and the Stand-by Fees shall apply. If P&G does not submit orders for any upcoming Calendar Quarter for at least *** pounds of NOBS from NOBS 2, then NOBS 2 shall be put into Stand-by Mode for such Calendar Quarter and the Stand-by Fees shall apply. If P&G expects orders to remain below such thresholds for subsequent quarters, then P&G may request that NOBS 1B and/or NOBS 2 be put in Mothball Mode as provided below.

                  2)       Mothball Fee - At any time after the Startup
                           ------------
                           Date, P&G may request in writing to Eastman with 90 days' notice, that Eastman put the NOBS 1B and/or NOBS 2 into a mothball mode, where the NOBS production capabilities would be shut down and all operational costs minimized (the "Mothball Mode"). As long as the NOBS production capabilities of NOBS 1B or NOBS 2 are in the Mothball Mode, P&G shall pay Eastman a fee ("Mothball Fee") of *** per month for NOBS 1B or *** per month for NOBS 2.

                           After Eastman's capital for all NOBS projects, including without limitation, NOBS 1A, NOBS 1B and NOBS 2 (dust control) has been recovered in accordance with Eastman's capital recovery schedule, the Mothball Fee will be *** per month for NOBS 1B and *** per month for NOBS 2.

NOBS Supply Agreement
1/1/99-12/31/01
P&G Contract CT3696


                           At anytime after such portions of the plant have been put into the Mothball Mode, P&G may request in writing on at least 3 months' notice or such greater period of time (up to 6 months) as may be required by Eastman, that Eastman restart such portion of NOBS 1B and NOBS 2 from a Mothball Status for a one time start up fee (the "Startup Fee") of *** million for NOBS 1B and *** million for NOBS 2.

                           All fees described in this Article shall be adjusted for changes in the Producer Price Index as follows:

                                    NOBS 1B:
                                    $[Fee] X (PPI(3)* - 126.6)
                                             -----------------
                                                   126.6

                                    NOBS 2:
                                    $[Fee] X (PPI(3)* - 130.3)
                                             -----------------
                                                   130.3

                                    *PPI(3) is the Producer Price Index for
                                            Finished Goods as defined for
                                            Base Price adjustments in
                                            Attachments C and F.

         (b)      During the Agreement Term, in addition to its rights under
                  Article 16 and paragraph (a) of this Article 17, P&G may elect one of the following termination options by giving Eastman 180 days written notification (90 days written notification while in Mothball Mode) of the termination option selected:

                  Partial Termination (NOBS 1B or NOBS 2)
                  ---------------------------------------
                  P&G may elect to have Eastman discontinue production from either NOBS 1B or NOBS 2 (the "Partial Termination Option"). In the event P&G selects this Partial Termination Option, Eastman shall begin to shut down either NOBS 1B or NOBS 2 as designated and is obligated to minimize any and all liabilities that P&G has, and P&G will not be obligated to purchase NOBS from such facility as required under Article 1.

                  In the event P&G elects the Partial Termination Option, the fees for any subsequent production from the remaining NOBS facility shall be determined as follows: (a) If the facility remaining in operation is NOBS lB, the fees shall continue to be those set forth in the Attachment C for
                                                        ------------
                  NOBS 1B; (b) if the facility remaining in operation is NOBS 2, the base prices set forth in Attachment C for NOBS
                                                       ------------
                  2 shall be increased to fully compensate Eastman for the operating costs of the *** recovery, *** recovery and *** refining facilities which are located in NOBS 1B.

                  Full Termination (NOBS 1B and NOBS 2)
                  -------------------------------------
                  In the event P&G selects to cancel production from both NOBS 1B and NOBS 2, (the "Full Termination Option"), Eastman shall immediately begin to cancel

NOBS Supply Agreement
1/1/99-12/31/01
P&G Contract CT3696


                  production from both NOBS 1B and NOBS 2 and is obligated to minimize any and all liabilities that P&G has, and this Agreement shall thereupon be terminated except for previously accrued obligations and obligations under Articles 14, 16, 18, 19, 22, and 23.

                  Upon selection of either the Partial or Full Termination Option, P&G shall pay to Eastman the applicable Cancellation Fee or Fees set forth in Attachment E. The
                                                        ------------
                  applicable Cancellation Fee for NOBS 1B or NOBS 2 will be reduced, but not below zero, by the appraised salvage value of the machinery, equipment and support facilities constructed for NOBS 1B or NOBS 2, respectively. Eastman will determine and notify P&G of the appraised salvage value, and return or credit to P&G such amount, but not to exceed the applicable Cancellation Fee, within sixty (60) days after Eastman's receipt of P&G's termination notice. In no case shall the payment or credit of the salvage value exceed the applicable Cancellation Fee.

                  If P&G is not satisfied with the appraised salvage value, then P&G may, at its option and expense, have an independent appraiser acceptable to Eastman review and assess such salvage value. If the appraiser's salvage value is greater than the salvage value finished by Eastman, then P&G and Eastman will negotiate in good faith, for a period not to exceed sixty (60) days from receipt of the appraiser's salvage value, a mutually agreed salvage value.

                  If no agreement regarding the salvage value of the machinery, equipment and support facilities is reached during that period, then within sixty (60) days thereafter, P&G may notify Eastman in writing that it chooses to take the appraised machinery, equipment and support facilities in lieu of payment of the appraised salvage value. If no notice is received by Eastman within such sixty (60) day period, Eastman shall repay or credit to P&G that portion of the Cancellation Fee equal to the average of the two appraised salvage values. If P&G elects to take the appraised machinery, equipment and support facilities within the sixty (60) day period, then P&G will select a suitable contractor, approved by Eastman, to dismantle and remove the machinery, equipment and support facilities. All costs of dismantling and removing items and restoring the site shall be paid by P&G. P&G shall also be responsible for any damage to property or personal injury caused by or resulting from efforts of P&G or its agents or contractors to dismantle and remove items and restore the site, and shall indemnify Eastman for any loss, liability or reasonable cost Eastman may incur as a result of such efforts. Title to the appraised machinery, equipment and support facilities or any part thereof removed by P&G shall pass to P&G when the property leaves Eastman's premises.

                  For purposes of determining the applicable Cancellation Fee(s), the NOBS 1B and/or NOBS 2 facilities shall be considered to have been in operation, and this Agreement not cancelled, for any periods during which the applicable Standby Fee or Mothball Fee was paid.

NOBS Supply Agreement
1/1/99-12/31/01
P&G Contract CT3696


                  P&G may terminate its obligations to purchase NOBS from either NOBS 1B, NOBS 2, or from both facilities upon at least 180 days' written notice while in operating or standby mode; and upon at least 90 days written notice while in Mothball Mode.

                  P&G may exercise the Partial or Full Termination options upon less than the required prior written notice, as follows (the "Additional Early Termination Fee"):

         1) Early termination while in Operational or Stand-by Mode, with less than 180 days written notice: P&G will pay an additional early termination fee of ***/day for NOBS 1B and ***/day for NOBS 2 for the number of days by which the prior notice was less than 180 days, in additionto all other applicable fees.

         2) Early termination while in Mothball Mode, with less than 90 days written notice: P&G will pay an additional early termination fee of ***/day for NOBS 1B and ***/day for NOBS 2 for the number of days by which the prior notice was less than 90 days, in addition to all other applicable fees.

         (c)      Time of Payment: P&G shall pay the applicable Cancellation
                  ---------------
                  Fee or Fees and other fees specified in this Article 17 within thirty (30) days after receipt of invoice.

         (d)      Alternate Use: If this Agreement is terminated prior to
                  -------------
                  expiration of the originally scheduled Agreement Term but after the Startup Date, and if at any point in the future not exceeding five (5) years from receipt of the applicable termination notice, Eastman develops an alternate use, or produces alternate material(s) from NOBS 1B or NOBS 2 and/or any of its equipment and support facilities as set forth in Paragraph (a), Eastman shall reimburse P&G at the depreciated book value for all items included in the alternate use within thirty (30) days from starting to utilize item(s). As additional items are utilized Eastman will make additional reimbursements to P&G. In no case shall total reimbursements plus previously paid or credited salvage values or depreciated book values exceed the applicable Cancellation Fee or Fees received by Eastman.

         (e)      Inventory Reporting: Upon termination, Eastman will
                  -------------------
                  furnish P&G a final report of all receipts and shipments since the last statement per Article 13 and an ending inventory, within thirty (30) days of its receipt of notice of termination.

18.      Ownership of Technology
         -----------------------
         All technical data, process information, patents, and the like on unstabilized and stabilized NOBS obtained from plant operation are the exclusive property of Eastman. All technical data, process information, patents, and the like received from P&G for stabilizing NOBS are the exclusive property of P&G. All information available to either party separate from their relationship is excluded from the foregoing provisions. If either party desires to use the other party's intellectual property rights described in this Article with a third party, a mutually agreeable licensing agreement may be negotiated at the option of the licensor, except as may be otherwise provided under Articles 15 and 16.

NOBS Supply Agreement
1/1/99-12/31/01
P&G Contract CT3696


19.      Disposal of Materials
         ---------------------
         If this Agreement is terminated for reasons other than Eastman's breach, default, or inability to perform, all Acid, unstabilized NOBS and NOBS in Eastman's custody shall be disposed of lawfully as instructed by P&G. P&G shall pay all shipping charges, cost of material, and cost to destroy any material, not in excess of reasonable inventories based on P&G's quarterly estimates. After final arrangements have been made for disposal thereof, Eastman shall send a final accounting summary to P&G, which shall specify any amount owed to Eastman. Final amounts outstanding shall be payable net thirty (30) days after receipt of statement.

20.      Title and Risk of Loss
         ----------------------

         (a) Title to and risk of loss of NOBS shall be transferred from Eastman to P&G when shipped from Eastman's plant, Magness, Arkansas, except when Eastman agrees in writing that title to and risk of loss shall pass upon delivery to P&G's facilities.

         (b) Eastman will follow mutually agreed loading procedures for P&G provided transportation. Eastman will not load any suspect carriers and will notify P&G promptly. Further, while carriers are on Eastman's property, Eastman will take reasonable measures to protect such carriers against tampering.

         (c) Other materials, including raw materials purchased by Eastman, coproducts, wastes, and residues resulting from the production of NOBS, shall be the property of Eastman.

21.      Compliance with Law
         -------------------

         (a) Eastman acknowledges that P&G has provided Eastman with recommended precautions for exposure to and handling of NOBS and wastes generated therefrom. Eastman represents to P&G that Eastman understands such information. Eastman also represents to P&G that Eastman shall advise and inform its employees of the nature of such products and the potential hazards connected therewith prior to such individuals' employment in connection with NOBS production. The form and content of such advice and information will be at Eastman's discretion.

                  Eastman shall employ those safety and handling precautions required by law or regulation to protect the safety and well-being of persons, property and the environment in the production of NOBS. Eastman agrees to inform P&G in writing of any toxic or otherwise hazardous property relating to NOBS which becomes known to Eastman during the term of this Agreement.

         (b) Eastman represents to P&G that with respect to the operations described in this Agreement, Eastman is in compliance with all present laws, rules, regulations and governmental actions applicable hereunder, including the Canadian

NOBS Supply Agreement
1/1/99-12/31/01
P&G Contract CT3696


                  Environmental Protection Act, the U.S. Toxic Substances Control Act, regulations under said Acts and all other relevant United States Federal and State legislation. Eastman will comply with all laws, rules, regulations, and governmental actions hereafter applicable and will apply for permits and licenses hereafter required; provided, however, P&G shall reimburse Eastman all costs and expenses incurred by Eastman for compliance therewith; and provided further that if in either Eastman's or P&G's judgment compliance with laws, rules, regulations, or governmental actions hereafter made applicable is unduly onerous or expensive, P&G and Eastman shall endeavor to renegotiate the Price; and if Eastman and P&G fail to reach an agreement upon a new Price within sixty (60) days after renegotiation is requested, Eastman or P&G shall thereafter have the right to terminate this Agreement by giving the other party at least sixty (60) days prior written notice. In the event Eastman elects to terminate this Agreement, pursuant to this Paragraph, P&G shall not pay the Cancellation Fee as described in Article 17 and the provisions of Article 15(b) will apply in the event P&G elects to arrange for an alternative supplier(s) using Eastman's technology.

         (c) Eastman warrants compliance with applicable U.S. and Canadian Customs and related governmental laws and regulations. Eastman agrees to indemnify and save P&G harmless for any liability, cost or expense incurred as a result of Eastman's failure to comply. On shipments originating outside of Canada, Eastman shall prepare Canada Customs Invoices, otherwise conform to Canadian Customs and related governmental laws and regulations and mail promptly the required documents as instructed on P&G's purchase order. The commercial invoice will be sent to the address specified on the purchase order. In case of
                  L. T. L. Shipments individual packages shall be numbered and these numbers shall be shown on the Canada Customs Invoice in the space provided.

         (d) Some of the material or services covered by this Agreement are used on a contract with the Federal Government to which the provisions of Section 202 of Executive Order 11246, Section 402 of The Vietnam Era Veterans Readjustment Assistance Act of 1974 and Section 503 of The Rehabilitation Act of 1973 apply, and consequently the provisions of Section 202, Section 402 and 503 will become binding upon the Eastman upon acceptance of this Agreement, if this Agreement exceeds $10,000 or applies against a contract exceeding $10,000 in one year with respect to Sections 202 and 402, and $2,500 with respect to Section 503. Regulation under the Executive Order, The Vietnam Era Veterans Readjustment Act and the Rehabilitation Act may require Eastman to develop an Affirmative Action Compliance Program, to file an Employee Information Report EEO-1 or other reports as prescribed, and to certify that its facilities are not segregated on the basis of race, color, religion or national origin. (See 41 CFR 60)

22.      Patent Indemnity
         ----------------
         Eastman agrees to indemnify P&G against all damages, costs, and expenses which result from claims of infringement of U.S. and non-U.S. patents brought against P&G on account of the process used by Eastman, using technology selected by Eastman, to

NOBS Supply Agreement
1/1/99-12/31/01
P&G Contract CT3696


         manufacture NOBS under this Agreement. P&G agrees to indemnify Eastman against all damages, costs, and expenses which result from a claim of infringement of U.S. and non- U.S. patents on account of the manufacture and sale of NOBS or any part of the NOBS under this Agreement using technology selected by P&G.

         Either party claiming indemnity shall note the other party promptly upon receipt of notice of any claim. The indemnitor shall, at its option, have the right to assume the defense of any such lawsuit, and to settle any claim. If it elects not to assume the defense, the Indemnitor shall reimburse reasonable attorney's fees incurred by the Indemnitee. The indemnitee agrees to make available any information in its possession reasonably necessary for the defense of such suit.

         As long as Eastman is supplying material to P&G exclusively, P&G grants Eastman a fully-paid, non-exclusive license, without sub licensing rights, under any P&G patents protecting processes for the manufacture of NOBS and reduced to practice prior to the termination of this Agreement. As long as this Agreement is in effect, Eastman grants P&G a fully-paid, non-exclusive license, without sub licensing rights, except per Articles 15 and 16, under any Eastman patents protecting processes for the manufacture of NOBS from *** and *** and reduced to practice prior to the termination of this Agreement.

23.      Confidentiality
         ---------------
         During the course of this Agreement, it may be necessary for P&G to disclose certain stabilization technology relating to NOBS, specifications and properties for NOBS, commercial information relating to P&G's interest in NOBS, and the timing of P&G's requirements (all of which is collectively termed the "Information"). Said Information shall be written and identified as confidential (or if disclosed orally or visually, identified as confidential at the time of disclosure and confirmed in writing within thirty (30) days).

         P&G and Eastman hereby agree that any disclosure by P&G to Eastman regarding the Information shall be upon the following conditions:
         (i) that the disclosure of the Information will be received and held in confidence by Eastman as Eastman holds in confidence its own information of a similar nature, and (ii) that Eastman will not utilize the Information to produce NOBS for others.

         The commitments set forth in (i) and (ii) above shall not extend to any portion of the Information which: (1) is known to Eastman; (2) hereafter, through no act on the part of Eastman, is or becomes information generally available to the public; (3) corresponds in substance to information furnished to Eastman by any third party having a bona fide right to do so; (4) corresponds to information furnished by P&G to any third party on a non confidential basis other than in connection with Limited consumer testing; or (5) is independently developed by Eastman, as evidenced by Eastman's written records.

         Moreover, Eastman's obligations hereunder shall terminate after a period of five (5) years from the termination of this Agreement. Following termination of the commitments set forth in (i) and (ii) above with respect to the whole of the Information, or upon termination thereof in connection with specific portions of the Information by operation

NOBS Supply Agreement
1/1/99-12/31/01
P&G Contract CT3696


         of any of Items (1) through (5) in the preceding paragraph, Eastman shall be completely free of any expressed or implied obligations hereunder restricting disclosure and use of the Information and subject to P&G's patent rights.

         Eastman may provide the chemical name of the product and shipping destination (company and location) and any other information required by law to carriers required to ship NOBS to P&G.

24.      Independent Contractor
         ----------------------
         Eastman is and shall remain an independent contractor in its performance of this Agreement. The provisions of this Agreement shall not be construed as authorizing or reserving to P&G any right to exercise any control or direction over the operations, activities, employees, or agents of Eastman in connection with this Agreement, it being understood and agreed that the entire control and direction of such operations, activities, employees, or agents shall remain with Eastman as an independent contractor. Neither party to this Agreement shall have any authority to employ any person as an employee or agent for or on behalf of the other party to this Agreement, nor shall any person performing any duties or engaging in any work at the request of such party be deemed to be an employee or agent of the other party to this Agreement.

25.      Assignment
         ----------
         Neither party may assign or otherwise transfer any of its rights nor delegate the performance of its obligations under this Agreement to non affiliated parties without the prior written consent of the other party, and attempted assignment or transfer without such consent shall be void and of no effect. Subject to the foregoing, this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.


26.      Notice
         ------
         Any notice required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been sufficiently given if delivered by hand or deposited in the United States' mail, postage prepaid, addressed as shown below or to such other address as may be specified in a written notice given by such party. Both parties agree to acknowledge in writing receipt of any notice delivered in person.

                  Eastman Chemical Company
                  Box 431
                  Kingsport, Tennessee 37662
                  Attention: Business Manager, Fine Chemicals

                  The Procter & Gamble Manufacturing Company
                  5299 Spring Grove Avenue
                  Cincinnati, Ohio 45217
                  Attention: Associate Director, F&HC Chemical Purchases

NOBS Supply Agreement
1/1/99-12/31/01
P&G Contract CT3696


27.      Waiver/Severability
         -------------------
         The failure of either party to insist upon strict performance of any provision of this Agreement, or of any rules or regulations, shall not be construed as a waiver for the future of any such provision or rule. In the event any provision or portion thereof is held to be unenforceable or invalid by any court of competent jurisdiction, the provision shall be deleted, and the remaining portions shall remain valid and enforceable.

28.      Miscellaneous
         -------------

         (a) Article headings, as to the contents of particular Articles, are for convenience only but shall not act as a limitation of the scope of the particular Articles to which they refer where other Articles may modify, qualify or further delineate the obligations of the parties.

         (b) The validity, interpretation, and performance of this Agreement and any dispute connected herewith shall be governed and construed in accordance with the laws of the State of Ohio.

29.      Attachments
         -----------

         The attachments listed below are incorporated into the Agreement and are a part hereof:

         A.       NOBS Extrudate Specifications and Testing Procedure
         B.       *** Specification
         C.       NOBS Fee Schedules
         D.       Super Sacking Fee
         E.       Cancellation Fee Schedules
         F.       Selection of Appropriate Index

NOBS Supply Agreement
1/1/99-12/31/01
P&G Contract CT3696


30.      Full Agreement
         --------------
         This Agreement, and its Attachments, and the Letter Agreement between the parties dated October 6, 1999 regarding the Small NOBS Project, constitutes the full understanding between the parties hereto with reference to the subject matter hereof and no statements or agreements, oral or written, made prior to or at the signing hereof shall vary or modify the written terms hereof, and neither party shall claim any amendment, modification, or release from any provision hereof by any agreement, acknowledgment, acceptance of purchase order forms, or otherwise, unless such Agreement is in writing, signed by both parties and specifically stating that it is an amendment to this Agreement.

ACCEPTED:                                                     ACCEPTED:

EASTMAN CHEMICAL COMPANY                                      THE PROCTER & GAMBLE
                                                              MANUFACTURING COMPANY


         /s/ Robert K. Hornsey                                         /s/ Bruce D. Stirling
-----------------------------------------------------         --------------------------------------------
Robert K. Hornsey                                             Bruce D. Stirling
Vice President and General Manager                            Vice President
Eastman Fine Chemicals Business Organization                  Global Fabric and Home Care Purchases
Eastman Chemical Company

Date:    Feb 23, 2000                                         Date:    March 26, 2000
     ------------------------------------------------              ---------------------------------------

                                                     ATTACHMENT A
                                 NOBS EXTRUDATE SPECIFICATIONS AND TESTING PROCEDURES

                                  PROCTER & GAMBLE GLOBAL RAW MATERIAL SPECIFICATION
----------------------------------------------------------------------------------------------------------------------
Supersedes: NEW                                               Specification Number:        10090497
                                                              Issue Number:                1
                                                              Issue Date:                  10 September, 1999
                                                              Page:                        1 of 4
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                      MODIFICATIONS TO THIS RMS CAN ONLY BE MADE BY TECHNICAL BUYING SERVICE, NTC
----------------------------------------------------------------------------------------------------------------------

               NONANOYLOXY BENZENE SULFONATE (NOBS) EXTRUDATES
               -----------------------------------------------
GENERAL:
-------

    1. Human and Environmental Safety Considerations, Regulated Products Statements & other considerations of supply: It is Procter & Gamble's intent and responsibility to provide its customers with products which perform as expected, and which are safe for humans and are also safe in the environment. To ensure that these obligations are properly discharged, there are certain procedures with regard to raw materials which must be followed. These procedures are to permit Procter & Gamble Technical Buying Service, prior to shipment, to make a determination whether any process modifications or questionable material quality will have any negative effect on Procter & Gamble processes, finished products, the human and environmental safety of products; as well as to add to our basic safety information:

    * It is the supplier's responsibility to notify Procter & Gamble's Laundry & Cleaning Purchasing, in writing, before making any significant changes in the method of manufacturing or supply of any material. This includes, but is not restricted to:-
         a)   Quality, type and derivation of the raw material ingredients.
         b) Manufacturing conditions such as temperature, reaction rates, storage and shipping vessels, catalysts, batch vs. continuous process, and material of construction.
         c)   Blending of material having unusual properties.
         d)   Substituting its own product -
              i)   with one of another producer, or
              ii) with product from toll processing (complete or partial) by others.
         e) Changing its source of supply if it is a Manufacturer Representative (Agent, Trader, etc.), or a Manufacturer with more than one producing plant.

    * The supplier agrees upon request to submit to Procter & Gamble the results of all investigations which it has conducted, or which have been conducted for it, pertaining to the human and environmental safety of this material, except for proprietary information developed by or for a third party.

         Identifications of Shipping Papers with Raw Material Specification
         ------------------------------------------------------------------
         Number
         ------
         To aid in identification and preventing misuse of raw materials, the suppliers are required to include the "RMS No." on each shipper's invoice, and shipper's analysis report

    2.   Quality Assurance
         (i) Suppliers are required to provide data via a Certificate of Analysis and/or a periodic quality summary for all items identified on this RMS as Critical Quality Items.
         (ii) Certificate of Analysis (COA) In order to provide reassurance on quality, suppliers are required to provide each P&G receiving plant with a COA which covers those Critical Quality Items listed below, along with or ahead of each delivery.
         The COA must contain:

         -------------------------------------------------------------------------------------------------------------
           Supplier information             Product information                      Analytical Results
         -------------------------------------------------------------------------------------------------------------
         >>Name & Address of Supplier     >>P&G RMS No. & Issue No.                >>All Critical Quality Items on
         >>Name & Address of              >>P&G Order No.                            this RMS.
           Manufacturer (if different     >>Supplier's product Trade Name.         >>Target value/limits/units as
           to Supplier)                   >>Supplier's Batch/Lot No. or other        specified on this RMS.
         >>Contact Name, Position &         unique identification.                 >>Analytical Result.
           Telephone/FAX No. to be used   >>For bulk deliveries - Tank car         >>Method used - Mark with * if
           in case of questions.            license plate No./Name of Ship or        different to that shown on this
                                            Vessel & Date loaded.                    RMS.
         -------------------------------------------------------------------------------------------------------------

===================================================================================================================
Changes to this issue: New RMS

                                -------------------------------------------------------------------------------------
                                Approvals
----------------------------------------------------------------------------------------------------------------------
Originator:           Date:     R&D Analytical:      Date:   TBS QA:              Date:   TBS Manager:         Date:
R.J. Grosse                     M.T. Denning                 D.G. Merelie                 P.R. Brougham


----------------------------------------------------------------------------------------------------------------------

This document has been printed from GMDB on 17 February, 2000. It is your responsibility to make sure that it is still current.

                                                     ATTACHMENT A
                                 NOBS EXTRUDATE SPECIFICATIONS AND TESTING PROCEDURES

                                  PROCTER & GAMBLE GLOBAL RAW MATERIAL SPECIFICATION
----------------------------------------------------------------------------------------------------------------------
Supersedes: NEW                                               Specification Number:        10090497
                                                              Issue Number:                1
                                                              Issue Date:                  10 September, 1999
                                                              Page:                        2 of 4
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                     MODIFICATIONS TO THIS RMS CAN ONLY BE MADE BY TECHNICAL BUYING SERVICE, NTC
----------------------------------------------------------------------------------------------------------------------

               NONANOYLOXY BENZENE SULFONATE (NOBS) EXTRUDATES
               -----------------------------------------------
         The requirement for a COA may be removed after a supplier has demonstrated his reliability over several months, but only after formal agreement to do so from P&G, Technical Buying Service, & if the supplier provides a summary of data on all Critical Quality Items at a frequency to be agreed with P&G Technical Buying Service.
         Suppliers must not use a method other than that defined on this RMS without agreement from P&G Technical Buying Service. In the event of differences between Supplier & P&G data the decision to accept or reject .will be based on the method shown on this RMS.





















===================================================================================================================
Changes to this issue: New RMS

                                -------------------------------------------------------------------------------------
                                Approvals
----------------------------------------------------------------------------------------------------------------------
Originator:           Date:     R&D Analytical:      Date:   TBS QA:              Date:   TBS Manager:         Date:
R.J. Grosse                     M.T. Denning                 D.G. Merelie                 P.R. Brougham


----------------------------------------------------------------------------------------------------------------------

This document has been printed from GMDB on 17 February, 2000. It is your responsibility to make sure that it is still current.


                                                     ATTACHMENT A
                                 NOBS EXTRUDATE SPECIFICATIONS AND TESTING PROCEDURES

                                  PROCTER & GAMBLE GLOBAL RAW MATERIAL SPECIFICATION
----------------------------------------------------------------------------------------------------------------------
Supersedes: NEW                                               Specification Number:        10090497
                                                              Issue Number:                1
                                                              Issue Date:                  10 September, 1999
                                                              Page:                        3 of 4
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                     MODIFICATIONS TO THIS RMS CAN ONLY BE MADE BY TECHNICAL BUYING SERVICE, NTC
----------------------------------------------------------------------------------------------------------------------

                                    NONANOYLOXY BENZENE SULFONATE (NOBS) EXTRUDATES
                                    -----------------------------------------------
CHARACTERISTICS:
----------------

         3.       Chemical Description:                 Extrudate of Nonanoyloxy Benzene Sulfonate (NOBS) with ***
                                                        agents.

         4.       Appearance:                           ***
                                                        ***
                                                        ***

         5.       Odour    a) As Is                     Free from objectionable odours and typical of previous
                                                        acceptable receipts. Specifically, there should  be no
                                                        more than a slight smell ***

                           b) In Solution               By *** in
                                                        ***

CRITICAL QUALITY ITEMS (To be included on all Certificates of Analysis):
------------------------------------------------------------------------
                  Item                                  Limits                          Analytical Method
                  ----                                  ------                          -----------------

         6.       Hunter Colour                         ***                             To be ***
                                                        ***                             ***
                                                        ***                             ***
                                                        ***

         7.       Attrition                             ***                             ***
                  ***

         8.       Activity (as NOBS)                    ***                             To be ***
                                                        ***
OTHER ITEMS:
------------

         9.       Bulk Density                          ***                             ***
                                                        ***

         10.      Cake Grade                            ***                             ***

         11.      Rate of Solubility                    ***                             ***

         12.      pH, ***                               ***                             ***

         13.      Water Insolubles ***                  ***

         14.      ***                                   ***                             ***
                  ***

         15.      ***                                   ***                             ***

         16.      ***                                   ***                             ***
                  ***

===================================================================================================================
Changes to this issue: New RMS

                                -------------------------------------------------------------------------------------
                                Approvals
----------------------------------------------------------------------------------------------------------------------
Originator:           Date:     R&D Analytical:      Date:   TBS QA:              Date:   TBS Manager:         Date:
R.J. Grosse                     M.T. Denning                 D.G. Merelie                 P.R. Brougham


----------------------------------------------------------------------------------------------------------------------

This document has been printed from GMDB on 17 February, 2000. It is your responsibility to make sure that it is still current.

                                                     ATTACHMENT A
                                 NOBS EXTRUDATE SPECIFICATIONS AND TESTING PROCEDURES

                                  PROCTER & GAMBLE GLOBAL RAW MATERIAL SPECIFICATION
----------------------------------------------------------------------------------------------------------------------
Supersedes: NEW                                               Specification Number:        10090497
                                                              Issue Number:                1
                                                              Issue Date:                  10 September, 1999
                                                              Page:                        4 of 4
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                     MODIFICATIONS TO THIS RMS CAN ONLY BE MADE BY TECHNICAL BUYING SERVICE, NTC
----------------------------------------------------------------------------------------------------------------------

                                    NONANOYLOXY BENZENE SULFONATE (NOBS) EXTRUDATES
                                    -----------------------------------------------
                  ***

         17.      ***                                   ***                             ***


         18.      ***                                   ***                             ***

         19.      Particle Size                                                         ***
                  ***
                  ***                                   ***
                  ***                                   ***












===================================================================================================================
Changes to this issue: New RMS

                                -------------------------------------------------------------------------------------
                                Approvals
----------------------------------------------------------------------------------------------------------------------
Originator:           Date:     R&D Analytical:      Date:   TBS QA:              Date:   TBS Manager:         Date:
R.J. Grosse                     M.T. Denning                 D.G. Merelie                 P.R. Brougham


----------------------------------------------------------------------------------------------------------------------

This document has been printed from GMDB on 17 February, 2000. It is your responsibility to make sure that it is still current.

NOBS Supply Agreement
1/1/99-12/31/01
P&G Contract CT3696


                                 Attachment B
                                 ------------

                               *** Specification
                                      ***

         ------------------------------------------------------------------
         ***                                                        ***
         ***                                                        ***
         ***                                                        ***
         ***                                                        ***
         ***                                                        ***
         ***                                                        ***
         ***                                                        ***

         ------------------------------------------------------------------

NOBS Supply Agreement
1/1/99-12/31/01
P&G Contract CT3696


                                 Attachment C
                                 ------------

                              NOBS Fee Schedules
                              ------------------

                                  Schedule I
                                  ----------

                       Base Sales Price *** for NOBS 1B

             Quantity (NOBS 100%) Million Pounds                       Price
             -----------------------------------                       -----
      Annual Rate                        Quarterly Rate                U.S. $/Lb
      -----------                        --------------                ---------
      ***                                ***                           ***
      ***                                ***                           ***
      ***                                ***                           ***
      ***                                ***                           ***
      ***                                ***                           ***
      ***                                ***                           ***
      ***                                ***                           ***
      ***                                ***                           ***
      ***                                ***                           ***
      ***                                ***                           ***
      ***                                ***                           ***
      ***                                ***                           ***
      ***                                ***                           ***
      ***                                ***                           ***
      ***                                ***                           ***
      ***                                ***                           ***
      ***                                ***                           ***
      ***                                ***                           ***
      ***                                ***                           ***
      ***                                ***                           ***

Prices are based on the quarterly rate of purchases; annual rates are for information only.

NOBS Supply Agreement
1/1/99-12/31/01
P&G Contract CT3696


                                 Attachment C
                                 ------------

                              NOBS Fee Schedules
                              ------------------

                                  Schedule II
                                  -----------

                        Base Sales Price *** for NOBS 2

          Quantity (NOBS 100%) Million Pounds                      Price
          -----------------------------------                      -----
   Annual Rate                        Quarterly Rate        Base Price U.S. $/Lb
   -----------                        --------------        --------------------
            ***                                ***                   ***
            ***                                ***                   ***
            ***                                ***                   ***
            ***                                ***                   ***
            ***                                ***                   ***
            ***                                ***                   ***
            ***                                ***                   ***
            ***                                ***                   ***
            ***                                ***                   ***
            ***                                ***                   ***
            ***                                ***                   ***
            ***                                ***                   ***
            ***                                ***                   ***
            ***                                ***                   ***
            ***                                ***                   ***

Prices are based on the quarterly rate of purchases; annual rates are for information only.

For invoicing purposes, the Price for NOBS from NOBS 1B and NOBS 2 shall be multiplied by the estimated assay percentage of NOBS delivered during each Contract Quarter, and the quantity shown thereon shall be the actual pounds of NOBS-containing material delivered (not multiplied by or otherwise adjusted for such average assay). At the end of each Contract Quarter, an appropriate adjustment to the price (in the Miscellaneous Cost Factor, below) shall be made to reflect any differences between such estimated invoiced assay and such actual assay of NOBS delivered during such quarter.

The Base Sales Prices for NOBS 1B and NOBS 2 will be adjusted on the first day of each Contract Quarter: for NOBS 1B per Attachment C, Schedules III, V
                                              ------------
and VII; and for NOBS 2 per Attachment C, Schedules IV, VI and VIII.
                            ------------

NOBS Supply Agreement
1/1/99-12/31/01
P&G Contract CT3696


                                Attachment C
                                ------------

                                Schedule III
                                ------------
                           NOBS 1B Price Indexing
                           ----------------------

Formula: N(1) = O(1) + A(1) + A(2) + A(3) + A(4) + A(5) + A(6) + B + C + D +
M + CR

N(1) = The quarterly selling price

O(1) = Base Sales Price, f.o.b. Magness, Arkansas, as established above.

A(1) = *** Index = *** x R

where *** = Eastman's purchase price for ***, delivered to Eastman's plant per pound. For the quarter beginning Jan. 1, 1999 and all subsequent quarters, Eastman's purchase price for *** will be the forecast price provided by the *** supplier.

where R = The conversion ratio for ***, as stated in Article 7.

A2 = *** Index = *** x ***

where *** = Eastman's purchase price for ***, delivered to Eastman's plant, beginning with a price of *** per pound. For the quarter beginning Jan. 1, 1999, Eastman's purchase price for *** will be the price paid by Eastman for Sep-Oct-Nov 1998 purchases. For each succeeding quarter, the purchase price will be the average purchase price paid by Eastman during the three months preceding the month in which quarterly notice is to be given to P&G.

A3 = *** Index = *** x ***

where *** = Eastman's purchase price for ***, delivered to Eastman's plant, beginning with a price of *** per pound. For the quarter beginning Jan. 1, 1999, Eastman's purchase price for *** will be the price paid by Eastman for Sep-Oct-Nov 1998 purchases. For each succeeding quarter, the purchase price will be the average purchase price paid by Eastman during the three months preceding the month in which quarterly notice is to be given to P&G.

A4 = *** Index = *** x ***

where *** = Eastman's purchase price for ***, delivered to Eastman's plant, beginning with a price of *** per pound. For the quarter beginning Jan. 1, 1999, Eastman's purchase price for *** will be the price paid by Eastman for Sep-Oct-Nov 1998 purchases. For each succeeding quarter, the purchase price will be the average purchase price paid by Eastman during the three months preceding the month in which quarterly notice is to be given to P&G.

NOBS Supply Agreement
1/1/99-12/31/01
P&G Contract CT3696


                                Attachment C
                                ------------

                                Schedule III
                                ------------
                     NOBS 1B Price Indexing (Continued)
                     ----------------------------------


A5 = *** Index  = *** x ***

where S = Eastman's purchase price for *** delivered to Eastman's plant, beginning with a price of *** per pound. For the quarter beginning Jan. 1, 1999, Eastman's purchase price for *** will be the price paid by Eastman for Sep-Oct-Nov 1998 purchases. For each succeeding quarter, the purchase price will be the average purchase price paid by Eastman during the three months preceding the month in which quarterly notice is to be given to P&G.

A6 = *** Index - *** x ***
                    ***

where *** = ***
beginning with a base of ***,
non adjusted, published monthly by the US. Department of Labor, Bureau of Labor Statistics.

B = *** Index = ***
                ***

where *** = ***
***
*** published monthly by the U.S. Department of Labor, Bureau of Labor Statistics, *** beginning with a base of *** July, 1994.

C = *** Index = ***
                ***

where *** = ***
*** published monthly by the U.S. Department of Labor, Bureau of Labor Statistics, *** beginning with a base of *** (August 1994).

D = *** Index = ***
                ***

where *** = ***,
published monthly by the U.S. Department of Labor, Bureau of Labor Statistics (NSA), beginning with a base of *** (August 1994), and *** the *** Index from Attachment C, Schedule V.
               ------------

NOBS Supply Agreement
1/1/99-12/31/01
P&G Contract CT3696


                                Attachment C
                                ------------

                                Schedule III
                                ------------
                     NOBS 1B Price Indexing (Continued)
                     ----------------------------------

M =Miscellaneous Cost Factor for NOBS 1B =  Miscellaneous Costs
                                            -------------------
                                            Million Lbs (100%) / quarter

to distribute quarterly the various miscellaneous costs, which are mutually agreed to by Eastman and the P&G Associate Director of F&HC Chemical Purchases, including the adjustments needed if the previous quarter's actual volume is different enough from the forecast volume to require a change in the base sales price from Attachment C, Schedule I). This factor will also
                          ------------
be used to credit savings that are generated through cost reduction efforts of P&G or Eastman as described in Article 8.

CR = Capital Recovery
CR = CR-A + CR-B
CR-A = Capital Recovery 1A = ***
CR-B = Capital Recovery 1B = $XX/lb (see Attachment C, Schedule VII)

Effective January 1, 1995, the base sales price (O) under the Prior
          ---------------
Agreement was increased by ***/lb. (CR-A) to cover Eastman NOBS 1A capital investment for all pounds purchased since January 1, 1995, until the total pounds purchased multiplied by ***/lb. equals *** million. This charge will continue under this Agreement for purchases from NOBS lB, and when the *** million has been filly amortized (recovered by Eastman), the ***/lb. capital recovery for NOBS lA will no longer apply. The base sales price (O1) for purchases from NOBS 1B also will be increased by the appropriate capital recovery charge, CR-B, as noted on Attachment C, Schedule VII, based on the quantity of NOBS purchased in any Contract Quarter. This charge is to cover Eastman's NOBS 1B capital investment, and will apply to all pounds purchased after the start up of NOBS 1B until the total pounds purchased multiplied by the quarterly capital recovery charge (CR-B) equals *** million. After the *** million has been fully amortized, the capital recovery charge (CR-B) will no longer apply. (NOTE: CR-A is a fixed charge; CR-B is a variable charge, as taken from Attachment C, Schedule VII)

All price adjustments pursuant to the above formula will be to the nearest $0.001 (dropping fractions of less than $0.0005 and rounding up fractions of $0.0005 or more).

NOBS Supply Agreement
1/1/99-12/31/01
P&G Contract CT3696


                                Attachment C
                                ------------

                                 Schedule IV
                                 -----------
                            NOBS 2 Price Indexing
                            ---------------------

Formula: N(2) = O(2) + A(12) + A(22) + A(32) + A(42) + A(52) + A(62) + B(2)
+ C(2) + D(2) + M(2) + CR(2)

N(2)     =        The quarterly selling price

O(2)     =        Base Sales Price, ex works Magness, Arkansas as established above.

A(12)    =        *** Index = *** X R

         where *** =        Eastman's purchase price for *** delivered Eastman's
                            plant per kg. For the quarter beginning January 1, 1999, and all subsequent quarters, Eastman's price for *** will be the forecast price provided by the *** supplier.

         where R =              The conversion ratio for *** as stated in
                                article 7)

A(22)    =        *** Index = *** X ***

         where *** = Eastman's purchase price for *** delivered to Eastman's plant, beginning with a price of ***/lb. For the quarter beginning January 1, 1999, Eastman's purchase price for *** will be the price paid by Eastman for Sept.-Oct.-Nov. 1998 purchase. For each succeeding quarter, the purchase price, will be the average purchase price paid by Eastman during the three months preceding the month in which the quarterly price is to be given to P&G.

A(32)    =        *** Index = *** X ***

         where*** =         Eastman's purchase price for *** delivered to
                            Eastman's plant, beginning until a price of ***/lb. For the quarter beginning January 1, 1999,
                            Eastman's purchase price will be the price paid by Eastman for Sept.-Oct.-Nov. 1998 purchases. For each succeeding quarter the purchase price will be the average purchase price paid by Eastman during the three month preceding the month in which the quarterly notice is to be given to P&G.

NOBS Supply Agreement
1/1/99-12/31/01
P&G Contract CT3696


                                Attachment C
                                ------------

                                 Schedule IV
                                 -----------
                      NOBS 2 Price Indexing (Continued)
                      ---------------------------------

A(42)    -        *** Index = *** X ***

         where  *** =      Eastman's purchase price for ***, delivered
                           Eastman's plant beginning with a price of ***/lb.
                           For the quarter beginning January 1, 1999,
                           Eastman's purchase price will be the price paid by Eastman for Sept.-Oct.-Nov. 1998 purchases. For each succeeding quarter the purchase price will be the average purchase price paid by Eastman during the three month preceding the month in which the quarterly notice is to be given to P&G.

A(52)    =        *** Index = *** X ***

         where  *** =      Eastman's purchase price of ***,
                           delivered to Eastman's plant, beginning with a price of ***/lb. For the quarter beginning January
                           1, 1999, Eastman's purchase price will be the price paid by Eastman for Sept.-Oct.-Nov. 1998 purchases.
                           For each succeeding quarter the purchase price will be the average purchase price paid by Eastman during the three month preceding the month in which the quarterly notice is to be given to P&G.

A(62)    =        *** Index = for NOBS 2
                  ***
                  ***

         where  *** =      ***
                           ***, beginning with a base of *** (January, 1998) ***
                           *** in Producer Price Indexes non adjusted published monthly by the U.S. Department of Labor, Bureau of Labor Statistics.

B(2)     =        *** Index = ***
                              ***

         where  *** =      ***
                           ***
                           ***
                           Department of Labor, Bureau of Labor Statistics
                           *** beginning with a base of *** January, 1998.

NOBS Supply Agreement
1/1/99-12/31/01
P&G Contract CT3696


                                Attachment C
                                ------------

                                 Schedule IV
                                 -----------
                      NOBS 2 Price Indexing (Continued)
                      ---------------------------------

C2       =        *** Index = ***
                              ***

         where *** =         ***
                             *** in Producer Price Indexes, published monthly by the U.S. Department of Labor, Bureau of Labor Statistics *** , beginning with a base of *** (January, 1998).

D2       =        *** Index for NOBS 2 = ***
                                         ***

         where *** = *** Producer Price
         Indexes published monthly by the U. S. Department of Labor, Bureau of Labor Statistics (NSA), beginning with a base of *** (January, 1998) and *** = the *** *** from Attachment C, Schedule VI.

M2       =        Miscellaneous Cost Factor for NOBS 2 =

                           Miscellaneous Costs
                           -------------------
                           Million Lbs. as (100%) per quarter

         to distribute quarterly the miscellaneous costs which are mutually agreed to by Eastman and the P&G Associate Director of H&FC Purchases, including the adjustments needed if the previous quarters actual volume is different enough from the forecast volume to require a change in the base sales price (from Attachment C, Schedule II). This factor will also be used to credit savings that are generated through cost reduction efforts of P&G or Eastman as described in Article 8.

         If the "M" adjustment for the previous quarter due to volume changes for both NOBS 1 and NOBS 2 is greater than *** , the party owing this amount will reimburse the other party during the succeeding quarter by making the appropriate adjustment to the "M" calculation. ("M" adjustment multiplied by ***)

NOBS Supply Agreement
1/1/99-12/31/01
P&G Contract CT3696


                                Attachment C
                                ------------

                                 Schedule IV
                                 -----------
                      NOBS 2 Price Indexing (Continued)
                      ---------------------------------

CR(2)    =        Capital Recovery NOBS 2

The base sales price (O(2)) for purchases from NOBS 2 will be increased by the appropriate capital recovery charge, CR(2), as noted, in Attachment C,
Schedule VIII - Capital Recovery for NOBS 2 capital investment and capital recovery charge of *** million and will apply to all pounds purchased after the start-up of NOBS 2 until the total pounds purchased multiplied by the appropriate capital recovery charge (CR(2)) equals *** million. After the *** million has been fully amortized, the capital recovery charge (CR(2)) will no longer apply.

All price adjustments pursuant to the above formula will be to the nearest $0.001 (dropping fractions of less than $.0005 and rounding up fractions of $.0005 or more).

NOBS Supply Agreement
1/1/99-12/31/01
P&G Contract CT3696


                                Attachment C
                                ------------

                                 Schedule V
                                 ----------
                            *** Index for NOBS 1

             Quantity (NOBS 100%) Million Pounds
             -----------------------------------
      Annual Rate                        Quarterly Rate                *** Index
      -----------                        --------------                ---------
      ***                                ***                           ***
      ***                                ***                           ***
      ***                                ***                           ***
      ***                                ***                           ***
      ***                                ***                           ***
      ***                                ***                           ***
      ***                                ***                           ***
      ***                                ***                           ***
      ***                                ***                           ***
      ***                                ***                           ***
      ***                                ***                           ***
      ***                                ***                           ***
      ***                                ***                           ***
      ***                                ***                           ***
      ***                                ***                           ***
      ***                                ***                           ***
      ***                                ***                           ***
      ***                                ***                           ***
      ***                                ***                           ***
      ***                                ***                           ***

NOBS Supply Agreement
1/1/99-12/31/01
P&G Contract CT3696


                                Attachment C
                                ------------

                                 Schedule VI
                                 -----------
                            *** Index for NOBS 2

             Quantity (NOBS 100%) Million Pounds
             -----------------------------------
      Annual Rate                        Quarterly Rate                *** Index
      -----------                        --------------                ---------
      ***                                ***                           ***
      ***                                ***                           ***
      ***                                ***                           ***
      ***                                ***                           ***
      ***                                ***                           ***
      ***                                ***                           ***
      ***                                ***                           ***
      ***                                ***                           ***
      ***                                ***                           ***
      ***                                ***                           ***
      ***                                ***                           ***
      ***                                ***                           ***
      ***                                ***                           ***
      ***                                ***                           ***
      ***                                ***                           ***

NOBS Supply Agreement
1/1/99-12/31/01
P&G Contract CT3696


                                                      Attachment C
                                                      ------------

                                                      Schedule VII
                                                      ------------
                                       NOBS 2 Quarterly Capital Recovery Schedule

-----------------------------------------------------------------------------------------------------------------------
         Annual Rate                  Quarterly Rate             Direct Capital $/lb             Infrastructure
         -----------                  --------------             -------------------             --------------
      Millions of Pounds            Millions of Pounds                                           Capital - $/lb
      ------------------            ------------------                                           --------------
-----------------------------------------------------------------------------------------------------------------------
             ***                            ***                          ***                           ***
-----------------------------------------------------------------------------------------------------------------------
             ***                            ***                          ***                           ***
-----------------------------------------------------------------------------------------------------------------------
             ***                            ***                          ***                           ***
-----------------------------------------------------------------------------------------------------------------------
             ***                            ***                          ***                           ***
-----------------------------------------------------------------------------------------------------------------------
             ***                            ***                          ***                           ***
-----------------------------------------------------------------------------------------------------------------------
             ***                            ***                          ***                           ***
-----------------------------------------------------------------------------------------------------------------------
             ***                            ***                          ***                           ***
-----------------------------------------------------------------------------------------------------------------------
             ***                            ***                          ***                           ***
-----------------------------------------------------------------------------------------------------------------------
             ***                            ***                          ***                           ***
-----------------------------------------------------------------------------------------------------------------------
             ***                            ***                          ***                           ***
-----------------------------------------------------------------------------------------------------------------------
             ***                            ***                          ***                           ***
-----------------------------------------------------------------------------------------------------------------------
             ***                            ***                          ***                           ***
-----------------------------------------------------------------------------------------------------------------------
             ***                            ***                          ***                           ***
-----------------------------------------------------------------------------------------------------------------------
             ***                            ***                          ***                           ***
-----------------------------------------------------------------------------------------------------------------------

NOBS Supply Agreement
1/1/99-12/31/01
P&G Contract CT3696


                                Attachment D
                                ------------

                           NOBS Super Sacking Fee

P&G will be invoiced as an invoice line item (a) for NOBS produced fiom NOBS 1B and from NOB S 2: a supersacking fee determined using the schedule below:

  Millions of Pounds of NOBS to
  be supersacked during such
  Contract* Quarter                         Base Supersacking Fee (X)($/lb)

-----------------------------------------------------------------------------
                    > ***                ***
-----------------------------------------------------------------------------
                     ***                 ***
-----------------------------------------------------------------------------
                     ***                 ***
-----------------------------------------------------------------------------
                     ***                 ***
-----------------------------------------------------------------------------

                  *Based on forecast quantities. In the event actual supersacked quantities would result in a different Base Fee (X) being applicable, an adjustment will be made in the miscellaneous cost factor (Attachment C) in the next contract Quarter price calculations.

Each of the base fees shall be adjusted by the following formula at the beginning of each Contract Quarter:

                                      ***
                                      ***


         where NSF         =        New Supersacking Fee

               PPI(3)      =        Producer Price Index most recently
                                    published for the prior contract quarter

NOBS Supply Agreement
1/1/99-12/31/01
P&G Contract CT3696

                                Attachment E
                                ------------

               NOBS 2 Cumulative Capital Recovery Schedule (for calculating NOBS 2 Cancellation Fee)

                                   NOBS 2 Cumulative Capital Recovery (CCR(2)) -
                                   -------------------------------------------
                                                   Millions $
                                                   ----------

         Contract Quarter
         ----------------

         Jan-Mar `99                                  ***
         Apr - Jun `99                                ***
         Jul - Sept `99                               ***
         Oct - Dec `99                                ***
         Jan-Mar `00                                  ***
         Apr - Jun `00                                ***
         Jul - Sept `00                               ***
         Oct - Dec `00                                ***
         Jan-Mar `01                                  ***
         Apr - Jun `01                                ***
         Jul - Sept `01                               ***
         Oct - Dec `01                                ***

Should P&G cancel the NOBS 2 portion of this Agreement, the Cancellation Fee owed by P&G will be the NOBS 2 Cumulative Capital Recovery for the appropriate Contract Quarter reduced by the total amount of capital for the total NOBS 2 pounds purchased, including Mothball Mode fees since January 1, 1999 multiplied by the actual capital recovery charged.

Cancellation Fee NOBS 2 = CCR(2) - (pounds purchased since NOBS 2 start-up X the actual capital recovery charged) - [capital recovery during Stand-by and Mothball Mode periods]

As of January, 2000, the NOBS 1B cancellation fee is zero ($0).

NOBS Supply Agreement
1/1/99-12/31/01
P&G Contract CT3696

                                Attachment F
                                ------------

                       Selection of Appropriate Index
                       ------------------------------

The appropriate Producer Price Indexes for calculating the quarterly Base Sales Price adjustments are the values available for the next to last month before the applicable quarter. The appropriate Hourly Earnings Index is the value available two months prior to the last month before the applicable quarter.

                                            Applicable
                                            ----------
Index             Publisher                 Quarter           Date of Index
-----             ---------                 -------           -------------

Producer Price    U.S. Department of        Jan.-March        November
Indexes           Labor, Bureau of Labor    April-June        February
                  Statistics                July- Sep.        May
                                            Oct.-Dec.         August

Employment and    U.S. Department of        Jan.-March        October
Earnings          Labor, Bureau of Labor    April-June        January
                  Statistics                July-Sep.         April
                                            Oct.-Dec.         July


The appropriate estimated price for, *** and ***, for purposes of calculating the quarterly Base Sales Price adjustments, will be determined, except per Articles 5 and 6 and as otherwise noted in this Attachment, as follows:

                                            Applicable
Index                      Publisher        Quarter           Date of Index
-----                      ---------        -------           -------------

Eastman's Average          Eastman          Jan.-March        Sept.-Oct.-Nov.
Purchase Price             Purchasing       April- June       Dec.-Jan.-Feb.
Delivered to Magness       Department       July-Sep.         March-April-May
for                                         Oct.-Dec.         June-July-Aug.
3-month periods

The appropriate price of *** will be determined by P&G and the *** supplier, and provided to Eastman prior to the start of each Contract Quarter.

October 6, 1999



Mr. Bill Hess
The Procter & Gamble Company
5299 Spring Grove Avenue
Cincinnati, OH 45217

Subject - NOBS Letter Agreement Relating to the "Small NOBS" Project

Dear Bill,

This Letter Agreement is between Eastman Chemical Company (Eastman) and The Procter & Gamble Manufacturing Company (P&G).

P&G has expressed to Eastman the need to have the NOBS extrudate reduced in physical size. Several plant trials have been run in the NOBS 1B manufacturing facility by Eastman at P&G's request to determine the feasibility of converting NOBS 1B and NOBS 2 to produce small NOBS.

In order to develop the necessary technical and financial information for both parties to make a business decision regarding "small NOBS", the two companies will work together as follows:

1. Confirmation plant trials will be run during October, 1999 at Eastman. Any additional costs, not to exceed ***, incurred by Eastman as a result of the small NOBS trial will be invoiced by Eastman to P&G to be paid within 30 days of invoice. P&G will provide the required amounts of *** without charge.

       P&G will purchase within 60 days of completing the confirmation trial the inventory of the small NOBS which is produced during the confirmation trial at the normal weighted average contract sales price as adjusted in the quarter shipped. Any small NOBS which is produced during the confirmation, that is off-quality due to process changes needed to produce small NOBS will be purchased by P&G at the adjusted Quarter 4, 1999 contract sales price plus any rework or disposal costs. Eastman will not charge P&G for any costs associated with small NOBS which is produced during the confirmation that is off quality due to other reasons, including production errors.

Procter & Gamble
Small NOBS
Page 2


       Eastman and P&G will work together to minimize costs incurred in the confirmation trials.

2. Following the confirmation trial, P&G and Eastman will agree on the final product specifications for small NOBS.

3. Eastman will develop and provide to P&G an estimate of the cash-flow spending curve for the small NOBS capital project based on the current "ball-park" estimate of $*** (attached) of the total capital, as well as an estimate of adjusted Base Prices by October 1, 1999.

       At P&G's written request, Eastman will initiate Phase I Engineering which will require up to six months to develop detailed engineering and capital estimates. The Phase I engineering cost will not exceed $***. Additional charges may be incurred, at P&G's option, to purchase long lead-time equipment in order to reduce the overall project timeline.

       If Eastman and P&G agree to complete the capital project, the Phase I engineering costs and equipment purchases will be included in the capital cost of the project. If Eastman and P&G do not agree to complete the small NOBS project, the costs incurred by Eastman will be reimbursed by P&G within 30 days of date of invoice.

       Upon completion of Phase I engineering, Eastman will provide P&G with revised "not to exceed" capital costs and base sales prices based on the actual change in the cost per pound to produce small NOBS. The new price schedules will go into effect when product meeting the small NOBS specifications is shipped.

4. At P&G's written request, Eastman will initiate the small NOBS capital project to provide small NOBS capacity in both NOBS 1B and NOBS 2 at an estimated total cost of $***.

       Eastman will provide a detailed spending curve for the construction project, base price curve, stand-by fee, mothball fee, and termination fee schedules to P&G by March 31, 2000. If during the construction period which is estimated to be 11 months, P&G terminates the project, Eastman will be reimbursed by P&G for all expenses reasonably incurred and not to exceed the spending curve with payment due within 30 days of date of invoice; provided, however, that P&G will have no obligation to reimburse Eastman if P&G terminates the project because Eastman

Procter & Gamble
Small NOBS
Page 3

       materially breaches this Letter Agreement and such breach does not result from events beyond Eastman's reasonable control.

5. Upon mechanical completion of the small NOBS project for NOBS 1B and NOBS 2, P&G will reimburse to Eastman 50% of the total capital for each plant. Upon Eastman attaining production rates (NOBS 1B of *** million pounds/year and NOBS 2 of *** million pounds/year) for a two week run for each plant, P&G will reimburse Eastman for the remaining direct and support capital.

       The Stand-By Fee, Mothball Fee, Termination Fee and Capital Recovery Fee schedules will be adjusted for the new direct and support capital associated with the changes required to produce small NOBS.

6. If it is required to build a surge inventory to cover P&G purchases during the time that NOBS 1B and NOBS 2 are not in operation due to the construction project and start-up, Eastman will produce and hold the surge inventory in P&G's railcars or in super sacks. P&G will pay to Eastman an inventory carrying cost on the total surge inventory at an annual interest rate of *** of Eastman's actual manufacturing costs. The surge inventory is defined as the amount by which end of week inventories exceed the normal safety stock of *** active pounds plus *** active pounds (a total of *** pounds) to protect both companies' business from potential delays in completing construction and restarting production.

7. Eastman shall maintain all documentation in support of the small NOBS capital project for at least one year following mechanical completion. P&G shall have the right to request an audit of Eastman's supporting documentation within one year after mechanical completion, upon thirty days prior written notice. P&G and Eastman shall mutually agree on the date, time and location of the audit. The audit shall be conducted by P&G's Internal Controls Department or other mutually agreeable independent third party. The auditor shall maintain the confidentiality of all data reviewed which was not previously known to the auditor or available to third parties on a non-confidential basis. This obligation of confidentiality shall continue until the material becomes generally available to the public, is shared with others by Eastman on a non-confidential basis, is available to the auditor from third parties on a non-confidential basis or upon the expiration of a period of three years following the date of the audit, whichever occurs first. The auditor shall return to Eastman all materials submitted to the auditor, and destroy all working papers, notes, memoranda, reports and other derivatives thereof, upon conclusion of the audit and resolution of any disputed amounts; provided, however, the auditor may retain one archival copy of the foregoing solely for the purpose of administering its confidentiality obligations. The

Procter & Gamble
Small NOBS
Page 4

       auditor shall share with P&G's Purchasing Personnel only the results of the audit. In the event the audit does not support the capital costs invoiced by Eastman, then P&G and Eastman will meet to review the results and make appropriate adjustments.

8. Eastman will maintain the capability to revert back to the production of the current NOBS product for one year after start of production of small NOBS.

The foregoing sections supplement and amend the relevant provisions of the NOBS Supply Agreement currently in effect and any subsequent superseding Agreement. Except as modified by this Letter Agreement, the previously referenced Agreement remains in full force and effect and services provided hereunder will be subject to that Agreement.

If the foregoing is accepted, please sign below and have one copy returned to the undersigned. Eastman looks forward to implementing the small NOBS project and continuing to work with P&G on this and future projects.

Sincerely,


/s/ John D. Boaz
John D. Boaz
Business Manager
Industrial & Consumer Intermediates


EASTMAN CHEMICAL COMPANY                      THE PROCTER & GAMBLE
                                              MANUFACTURING COMPANY


By:      /s/ Robert Hornsey                   By:      /s/ Bruce D. Stirling
         -----------------------------------           -----------------------------------
         Robert Hornsey                                Bruce D. Stirling
         Vice President & General Manager              Vice President
         Fine Chemicals                                Global F&HC Purchases

Date:    10-18-99                             Date:    10/20/99
         -----------------------------------           -----------------------------------

Procter & Gamble
Small NOBS
Page 5

                         Small NOBS Project Estimate
                         ---------------------------

A)       Engineering

         Preliminary                                          ***
         Final                                                ***
------------------------------------------------------------------------------

         Total Engineering                                                 ***

B)       Equipment/Construction

         ***                                                  ***
         ***                                                  ***
         ***                                                  ***
         ***                                                  ***
         ***                                                  ***
         ***                                                  ***
         ***                                                  ***
         ***                                                  ***
         ***                                                  ***
------------------------------------------------------------------------------
         Total Equipment/Construction                                      ***

C)       Indirect Field and Office Costs ***
------------------------------------------------------------------------------

         Total Engineering, Field and Office Costs                         ***

D)       Contingency ***
------------------------------------------------------------------------------

         Subtotal                                                          ***

         Corporate Support Capital                                         ***
------------------------------------------------------------------------------

         Total                                                             ***

Procter & Gamble
Small NOBS
Page 6


                        Small NOBS Cash Flow Estimate
                        -----------------------------


                                     MONTHLY           CUMULATIVE
                                     -------           ----------
           1999
           ----
           October                   ***               ***
           November                  ***               ***
           December                  ***               ***
           2000
           ----
           January                   ***               ***
           February                  ***               ***
           March                     ***               ***
           April                     ***               ***
           May                       ***               ***
           June                      ***               ***
           July                      ***               ***
           August                    ***               ***
           September                 ***               ***
           October                   ***               ***
           November                  ***               ***
           December                  ***               ***
           2001
           ----
           January                   ***               ***
           February                  ***               ***

                     Addendum to Memorandum of Agreement
                     -----------------------------------

This serves as an addendum to the current NOBS SUPPLY AGREEMENT (P&G Contract CT3696) between the Eastman Chemical Company and The Procter & Gamble Manufacturing Company for the supply of nonanoyloxybenzenesulfonate (hereinafter "NOBS").

P&G hereby communicates the termination of the aforementioned NOBS SUPPLY AGREEMENT (hereinafter "Supply Agreement") effective June 30, 2002. This letter states specific amendments to the Supply Agreement which Eastman and P&G have mutually agreed upon for the purpose of facilitating the termination process. These amendments do not release either party from remaining terms and conditions of the Supply Agreement not specifically referred to in this document.

Specifics of Addendum:

1. Both parties agree that this serves as written notification of termination for the NOBS2 portion of the agreement effective March 31, 2002.

2. Both parties agree that this serves as written notification of termination for the NOBS1B portion of the agreement effective June 30, 2002.

3. Both parties agree to waive the appraisal requirement for the determination of cancellation penalties (Article 17, Paragraph b) and reimbursement for Alternate Use (Article 17, Paragraph d). All remaining terms in Article 17 shall remain. P&G agrees to pay *** million in cancellation penalties by September 30, 2001. This will begin the establishment of a "cancellation penalties account" to be updated throughout the termination process and reconciled per paragraph 10 below. Title and ownership of the NOBS plants, equipment and support facilities will remain with Eastman; provided, however, that use thereof shall be for any use other than the production of bleach activators according to
     Article 2 of the NOBS Supply Agreement. If Eastman finds an alternate use for the NOBS facilities, Eastman will be free to use the plan, equipment and support facilities without any reimbursement to P&G.

4. This serves as written notification from P&G for Eastman to put NOBS2 in standby mode effective October 1, 2001. P&G will pay a standby fee of ***/mth until such time as P&G requests NOBS2 to be taken out of standby mode or until March 31, 2002. This fee will be incorporated into the applicable quarterly material price via the "M-Calculation" as stated in Attachment C, Schedule III of the Supply Agreement. If P&G notifies Eastman to take NOBS2 out of standby mode at any time during the period from October 1, 2001 through March 31, 2002, the minimum quantity purchases requirement stated in Article 1 of the Supply Agreement will apply.

5. P&G agrees to purchase *** million pounds of NOBS on 100% active basis between October 1, 2001 and June 30, 2002 (approximately *** pounds from October- December 2001, approximately *** pounds from January-March 2002, and approximately *** pounds from April-June 2002).
     Article 11 (Estimated Orders) of the Supply Agreement shall still apply to this quantity.

6. Both parties agree that pricing for October 1, 2001 through March 31, 2002 will be calculated quarterly per terms and conditions of the Supply Agreement.

7. Both parties agree that actual pricing for April 1, 2002 through June 30, 2002 will be EMS 9/25/01 ***/lb on 100% active basis, which is different than the Supply Agreement, indexed per

     Supply Agreement terms. P&G will be invoiced and pay Eastman ***/lb fixed price for all product purchased during this period. The balance [(actual price minus *** lb) * volume purchased] will be incorporated into the cancellation penalties account balance.

8. For the period of April 1, 2002 through June 30, 2002 the NOBS1B facility will be put into standby mode when not in production for a fee of ***/mth, which is different than the Supply Agreement. The standby fee will be adjusted to compensate for actual pounds purchased using the following equation, which is not in the Supply Agreement:

     Standby Fee = (*** Pounds - Actual Pounds Purchased) / *** Pound Capacity X *** Quarterly Standby Fee

     This standby fee will be incorporated into the cancellation penalties account balance.

9. For the period of April 1, 2002 through June 30, 2002, Eastman will endeavor to produce up to *** million pounds of NOBS on a 100% active basis if needed with appropriate notice from P&G in order to obtain sufficient raw materials. Pricing will be ***/lb on 100% active basis indexed per terms of the Supply Agreement. If P&G should need additional quantities of NOBS beyond June 2002, both parties will negotiate in good faith to reach an agreement for quantities and prices to be manufactured and sold by Eastman.

10. During the first week of June 2002, both parties will meet to reconcile the cancellation penalties account balance. At this time, a total summary of applicable penalties will be compiled. If the total is above *** million (previously paid by P&G in September 2001), an invoice will be issued to be paid by P&G to Eastman within 30 days. If the total is below *** million, a credit will be issued to be paid by Eastman to P&G within 30 days.

11. Throughout this termination process, Eastman and P&G will work closely together to minimize costs and inventory balances. P&G will instruct Eastman on the final disposition of remaining inventories of all materials used in the production of NOBS and both parties will adhere to the principles of Article 19 of the NOBS Supply Agreement.

12. Upon business restructuring at the Eastman Chemical Company, this Addendum and the Supply Agreement shall be assigned to the Eastman Company as of close of business December 31, 2001.

13. All other terms and conditions of the Supply Agreement not herein modified shall remain in full force and effect.

ACCEPTED:                           ACCEPTED:
The Procter & Gamble                Eastman Chemical Company
Manufacturing Company



/s/ Edward M. Sawicki               /s/ Keith T. Gockenbach
------------------------------      -----------------------------------------
Edward M. Sawicki                   Keith T. Gockenbach
Associate Director                  Vice President & General Manager
Fabric and Home Care Purchases      Performance Chemicals & Intermediates

Date:    25 Sept. 2001              Date:    10/1/01
     ----------------------              ------------------------------------

                                                                 July 1, 2002


                                    NOBS

                             SECOND ADDENDUM TO
                           MEMORANDUM OF AGREEMENT

This serves as a second addendum ("Second Addendum") to the NOBS Supply Agreement (P&G Contract CT3696) between Eastman Chemical Company ("Eastman") and The Procter & Gamble Manufacturing Company ("P&G") for the supply of nonanoyloxybenzenesulfonate (hereafter "NOBS"), as amended by the Addendum to Memorandum of Agreement ("First Amendment") accepted by P&G on September 25, 2001 and Eastman Chemical Company on October 1, 2001.

Subsequent to the First Amendment, P&G has expressed to Eastman the need to have the NOBS manufacturing facilities remain operational after June 30, 2002 when the NOBS Supply Agreement was scheduled for termination as set forth in the First Amendment. As per this Second Addendum, the NOBS Supply Agreement shall be continued in full force and effect up through and including June 30, 2003, except that any references therein to the NOBS2 facility shall be considered deleted, and the remaining text conformed to said deletions.

1. The First Amendment shall be cancelled in its entirety except for paragraph 1, and not withstanding anything else in the NOBS Supply Agreement or this Second Addendum, P&G shall have no further obligations whatsoever with respect to the NOBS2 facility or capital associated therewith.

2. Both parties agree to waive the appraisal requirement for the determination of cancellation penalties (Article 17, Paragraph b) and reimbursement for Alternate Use (Article 17, Paragraph d). All remaining terms in Article 17 shall remain.

         P&G paid *** million in cancellation penalties by September 30, 2001. This began the establishment of a "Cancellation Penalties Account" to be updated throughout the termination process and reconciled as below. Furthermore, during the time period April 1, 2002 through June 30, 2002, the parties agreed that the base sales price for April 1, 2002 through June 30, 2002 was ***/lb on 100% active basis, which is different than the base sales price described in the NOBS Supply Agreement. The actual price of NOBS for this April 1, 2002 through June 30, 2002 quarter was the base sales price indexed per Attachment C of the NOBS Supply Agreement. P&G has been invoiced and is paying Eastman ***/lb for all product purchased during this period. The balance [(actual price minus ***/lb) * volume purchased] will be incorporated into the Cancellation Penalties Account balance.

         During the second week of July 2003, both parties will meet to reconcile the Cancellation Penalties Account balance. At this time, a total summary of applicable penalties will be compiled, and either a credit or invoice will be sent by Eastman to P&G, with credit issued or payment due within 30 days.

         Title and ownership of the NOBS plants, equipment and support facilities will remain with Eastman; provided, however, that use thereof shall be for any use other than the production of bleach activators according to Article 2 of the NOBS Supply Agreement. Pursuant to the First Amendment, Eastman had title and

EMS 7/2/02
KG 7/10/02

                                                                  July 1, 2002

         ownership of the NOBS2 facility as of April 1, 2002; therefore, if, during the term of the NOBS Supply Agreement as extended by this Second Addendum, Eastman finds an alternate use for the NOBS2 facility that is permitted under Paragraph 2 of the NOBS Supply Agreement, Eastman will be free to use the plant, equipment and support facilities without any reimbursement to P&G. The parties agree that the time period in Paragraph 2 of the NOBS Supply Agreement as it applies to the NOBS2 facility began running as of April 1, 2002. If, after the term of the NOBS Supply Agreement as extended by this Second Addendum, Eastman finds an alternate use for the NOBS1 facility that is permitted under Paragraph 2 of the NOBS Supply Agreement, Eastman will be free to use the plant, equipment and support facilities without any reimbursement to P&G.

3.       The first paragraph of the NOBS Supply Agreement titled Sale of
                                                                 -------
         NOBS shall be stricken and replaced with the following:
         ----

         P&G agrees to purchase 100% of its requirements for NOBS or NOBS-like materials for use as bleach activators, not to exceed *** million pounds on a 100% active basis per Contract Quarter, from Eastman for the period October 1, 2002 through June 30, 2003. P&G agrees to purchase 100% of its requirements for NOBS or NOBS-like materials for use as bleach activators, not to exceed *** million pounds on a 100% active basis for the period July 1, 2002 through September 30, 2002. Should P&G require in excess of *** million pounds during the time period July 1, 2002 through September 30, 2002 Eastman will endeavor to produce the requested excess amounts. P&G shall purchase a minimum of *** million pounds of NOBS on a 100% active basis per Contract Quarter beginning July 1, 2002, unless P&G has placed NOBS 1 in Stand-by Mode as defined in the NOBS Supply Agreement. Notwithstanding anything contained herein, P&G may purchase up to *** million pounds from an alternate supplier during the term of this Second Addendum.

         P&G agrees to buy from Eastman, and Eastman agrees to produce for P&G, in the quantities described above, NOBS that meets the specifications set forth in Exhibit A of the NOBS Supply Agreement ("Specifications") or any modifications agreed to by both parties and made a part of this Agreement.

         If Eastman produced material which does not meet the Specifications, P&G may purchase the material but is under no obligation to do so. The terms and conditions of such a sale shall be negotiated.

4. The quarterly sales price for NOBS for invoicing purposes shall be as calculated per the NOBS Supply Agreement and all Attachments thereto ("Quarterly Invoice Price").

5. In addition to the Quarterly Invoice Price, P&G agrees to pay a Quarterly Capacity Reservation Fee of *** million for four calendar quarters beginning July 1, 2002. The Capacity Reservation Fee shall be billed at the beginning of each calendar quarter (July 1, 2002; October 1, 2002; January 1, 2003; April 1, 2003) and shall be due and payable thirty days from the date of invoicing.

6. In addition to the Quarterly Invoice Price and Quarterly Capacity Reservation Fee, P&G shall pay a cost recovery fee of *** million which shall be billed on

EMS 7/2/02
KG 7/10/02

                                                                  July 1, 2002

         July 1, 2002 and due thirty days thereafter and a cost recovery fee of*** million which shall be billed on October 1, 2002 and due thirty days thereafter ("Cost Recovery Fees").

7. Should P&G desire to purchase NOBS from Eastman beyond June 30, 2003, a New NOBS Supply Agreement must be executed by the parties no later than May 1, 2003; otherwise, Eastman will not have sufficient time to plan for NOBS production beyond June 30, 2003.

8. For the purposes of this Second Addendum, should P&G notify Eastman of its intent to exercise its rights under paragraph 17(b) of the NOBS Supply Agreement prior to January 1, 2003, P&G shall immediately pay Eastman a Termination Fee of ***, in addition to any and all other amounts due and payable pursuant to the NOBS Supply Agreement and/or this Second Addendum.

9. P&G agrees to indemnify and hold harmless Eastman from and against all liabilities, claims, demands, causes of action and other litigation of every kind and character ("Claims") brought against Eastman by Clariant International Ltd., its parent, subsidiaries, agents, employees, contractors, subcontractors, or suppliers as a result of P&G's purchases of NOBS from Eastman under this Second Addendum and the NOBS Supply Agreement or any New NOBS Supply Agreement. Any limitations on indemnity obligations contained in either the NOBS Supply Agreement or any New NOBS Supply Agreement that may be signed by the parties shall not apply to this indemnification obligation. This indemnity obligation shall survive termination of the NOBS Supply Agreement, all Addendums, and any New NOBS Supply Agreement which may be executed by the parties.

           ACCEPTED:                                  ACCEPTED:

EASTMAN CHEMICAL COMPANY                   THE PROCTER & GAMBLE
                                           MANUFACTURING COMPANY



/s/ Keith Gockenbach                       /s/ Bob McDonald
---------------------------------------    ------------------------------------
Keith Gockenbach                           Bob McDonald
Vice President and General Manager         President
Performance Chemicals and Intermediates    Fabric and Home Care
Business Organization
Eastman Chemical Company

Date:    10 July 02                        Date:    July 2, 2002
     ----------------------------------         -------------------------------

EMS 7/2/02

                                    NOBS

                              THIRD ADDENDUM TO
                            NOBS SUPPLY AGREEMENT


This serves as a third addendum ("Third Addendum") to the NOBS Supply Agreement (P&G Contract CT3696) between Eastman Chemical Company ("Eastman") and The Procter & Gamble Manufacturing Company ("P&G") for the supply of nonanoyloxybenzenesulfonate (hereafter "NOBS"), as amended by the Addendum to Memorandum of Agreement ("First Amendment") accepted by P&G on September 25, 2001 and Eastman Chemical Company on October 1, 2001, and as amended by the Second Addendum to Memorandum of Agreement accepted by P&G on July 2, 2002 and Eastman on July 3, 2002 ("Second Addendum").

Subsequent to the Second Addendum, P&G expressed to Eastman the need to have the NOBS manufacturing facilities remain operational after June 30, 2003 when the NOBS Supply Agreement was scheduled for termination as set forth in the Second Addendum. As per the Second Addendum, the NOBS Supply Agreement was continued in full force and effect up through and including June 30, 2003, except that any references therein to the NOBS2 facility were deleted, and the remaining text conformed to said deletions.

As per this Third Addendum, the NOBS Supply Agreement, and any provisions of the Second Addendum not specifically cancelled herein, shall be continued in full force and effect up through and including June 30, 2004, unless otherwise extended as set forth in paragraphs 6 and 8 of this Third Addendum.

1. The First Amendment was cancelled in its entirety by the Second Addendum except for paragraph 1, and not withstanding anything else in the NOBS Supply Agreement or the Second Addendum, P&G shall have no further obligations whatsoever with respect to the NOBS2 facility or capital associated therewith.

2. The sections with numbers 3, 4, 5, 6, 7, and 8 of the Second Addendum shall be cancelled in their entirety.

3. Section 2 of the Second Addendum shall be cancelled in its entirety and be replaced by the following: "P&G paid *** million in cancellation penalties by September 30, 2001 which began the establishment of a Cancellation Penalties Account. The payment by P&G to Eastman of *** *** Dollars and *** Cents *** on or before July 15,2003 shall constitute payment in full of all P&G obligations to Eastman described in Section 2 of the Second Addendum. Both parties agree to waive the appraisal requirement for the determination of cancellation penalties (Article 17, Paragraph b) and reimbursement for Alternate Use (Article 17, Paragraph d). All remaining terms in Article 17 shall remain in full force and effect.

         Title and ownership of the NOBS plants, equipment and support facilities will remain with Eastman; provided, however, that use thereof shall be for any use other than the production of bleach activators according to Article 2 of the NOBS Supply Agreement. Pursuant to the First Amendment, Eastman had title and ownership of the NOBS2 facility as of April 1, 2002; therefore, if, during the term of the NOBS Supply Agreement as extended by this Second Addendum, Eastman finds an alternate use for the NOBS2 facility that is permitted under Paragraph 2 of the NOBS Supply Agreement, Eastman will be free to use the plant, equipment and support facilities without any reimbursement to P&G. The parties agree that the time period in Paragraph 2 of the NOBS Supply Agreement as it applies to the NOBS2 facility began running as of April 1, 2002. If, after the term of the NOBS Supply Agreement as extended by this Second Addendum, Eastman finds an alternate use for the NOBS1 facility that is permitted under Paragraph 2 of the NOBS Supply Agreement, Eastman will be free to use the plant, equipment and support facilities without any reimbursement to P&G.

4. Section 9 of Addendum 2 will be cancelled in its entirety and replaced as follows: P&G agrees to indemnify and hold harmless Eastman from and against all liabilities, claims, demands, causes of action and other litigation ("Claims") brought against Eastman by Clariant International Ltd., its parent, subsidiaries, agents, employees, contractors, subcontractors, or suppliers as a result of P&G's purchases of NOBS from Eastman under the Second Addendum and all future Addenda and the NOBS Supply Agreement or any new NOBS Supply Agreement. Any limitations on indemnity obligations contained in either the NOBS Supply Agreement or any new NOBS Supply Agreement that may be signed by the parties shall not apply to this indemnification obligation. This indemnity obligation shall survive termination of the NOBS Supply Agreement, all Addendums, and any new NOBS Supply Agreement which may be executed by the parties.

5. The first paragraph of the .NOBS Supply Agreement titled Sale of NOBS shall be stricken and replaced with the following:

         Eastman agrees to sell, and P&G agrees to purchase 100% of its requirements for NOBS or NOBS-like materials for use as bleach activators with the exception as described in Paragraph 5; not to exceed *** million pounds on a 100% active basis per Contract Quarter, from Eastman for the duration of this Third Addendum. P&G shall purchase a minimum of *** million pounds of NOBS on a 100% active basis per Contract Quarter beginning July 1, 2003.

         P&G agrees to buy from Eastman, and Eastman agrees to produce for P&G, in the quantities described above, NOBS that meet the specification set forth in Exhibit A of the NOBS Supply Agreement ("Specifications") or any modifications agreed to by both parties and made a part of this Agreement.

         If Eastman produces material which does not meet the Specifications, P&G may purchase the material but is under no obligation to do so. The terms and conditions of such a sale shall be negotiated.

6. The following exceptions are made to the 100% requirements purchase and sale obligations set forth in paragraph 4 of this Third Addendum:

         6.1 Notwithstanding anything stated in paragraph 4, P&G may purchase up to *** lbs./yr. of NOBS on 100% active basis from an alternate supplier during the first year of the term of this Third Addendum.

         6.2 Pursuant to the NOBS Supply Agreement, should P&G's orders for NOBS on a 100% active basis exceed *** million lbs./quarter Eastman shall require 45 days written notice from P&G. Eastman shall within 14 days of receiving such order accept, in part, or in full, such order. If Eastman elects not to accept some or all of such order then P&G may purchase the amount Eastman rejects from alternate suppliers. The price for any NOBS above *** million Ibs./quarter shall be negotiated and agreed to by the parties at such time. Should the parties be unable to agree upon a price, P&G may purchase any amounts over *** million Ibs./quarter from alternate suppliers.

         6.3 Should Eastman during any calendar quarter covered by this Third Addendum be unable to supply NOBS on a 100% active basis for which it has accepted a forecast or an order, then P&G may purchase the quantity of NOBS on a 100% active basis that Eastman is unable to supply from an alternate supplier. The amounts purchased pursuant to this paragraph 6.3 shall be included in the volumes used to set the Quarterly Invoice Price and all other fees.

7. Provided that P&G notifies Eastman no later than June 30, 2003 that P&G desires to extend the term of this Third Addendum through and including June 30, 2008, the quarterly sales price for NOBS for invoicing purposes for the remaining term of the contract shall be calculated by replacing Attachment C, Schedule 1 of the NOBS Supply Agreement with
         Exhibit 1 of the Third Addendum and all other Attachments to the NOBS Supply Agreement shall apply (The foregoing shall be referred to as the "New Quarterly Invoice Price").

         Barring notification from P&G by June 30, 2003; beginning on July 1, 2003, the quarterly sales price for NOBS for invoicing purposes shall be calculated as per the NOBS Supply Agreement and all Attachments thereto ("Quarterly Invoice Price").

         Provided that P&G notifies Eastman after June 30, 2003 but by no later than October 1, 2003 that P&G desires to extend the term of this Third Addendum through and including June 30, 2008, then the quarterly sales price for NOBS for invoicing purposes for the remaining term of the contract shall be the New Quarterly Invoice Price.

         Should P&G fail to notify Eastman by October 1, 2003 that it wishes to extend this Third Addendum through and including June 30, 2008, then the quarterly sales price for NOBS for the remaining term of the contract, for invoicing purposes shall be the Quarterly Invoice Price.

         Provided that P&G notifies Eastman after October 1, 2003 but by no later than January 1, 2004 that P&G desires to extend the term of this Third Addendum through and including June 30, 2008, then the quarterly sales price for NOBS for invoicing purposes for the remaining term of the contract shall be the New Quarterly Invoice Price.

         Should P&G fail to notify Eastman by January 1, 2004 that it wishes to extend this Third Addendum through and including June 30, 2008, then the quarterly sales price for NOBS for the remaining term of the contract for invoicing purposes shall be the Quarterly Invoice Price.

         Provided that P&G notifies Eastman after January 1, 2004 but by no later than April 1, 2004 that P&G desires to extend the term of this Third Addendum through and including June 30, 2008, then the quarterly sales price for NOBS for invoicing purposes for the remaining term of the contract shall be the New Quarterly Invoice Price.

         Should P&G fail to notify Eastman by April 1, 2004 that it wishes to extend this Third Addendum through and including June 30, 2008, then the quarterly sales price for NOBS for the remaining term of the contract for invoicing purposes shall be calculated as per the NOBS Supply Agreement and all Attachments thereto ("Quarterly Invoice Price").

8. Should P&G extend the term of this Third Addendum through and including June 30, 2008, Attachment D of the NOBS Supply Agreement shall be removed and replaced with Exhibit 2 as attached hereto and made a part hereof.

9. Should P&G extend the term of this Third Addendum through and including June 30, 2008, the payment term shall be net 40 days from the date of invoice. This revised payment term shall be effective the first day of the quarter following P&G's exercise of the option described in paragraph 6.

10. At any time, either party may provide notice that it wishes to extend the terms and conditions of this Third Addendum up through and including June 30, 2011. The party receiving notice shall have 30 days to accept or reject such extension. If the receiving party rejects, the contract remains in force as it exists at the time of the notice. Nothing in this paragraph shall modify or eliminate the option in paragraph 6 to extend this contract through and including June 30, 2008. In any event, any such extension of this Third Addendum up through and including June 30, 2011 shall be executed by both parties no later than December 31, 2007.

11. In addition to the Quarterly Invoice Price, P&G agrees to pay the following Quarterly Fees. A quarterly fee of *** million shall be assessed on July 1, 2003; a quarterly fee of *** million shall be assessed on October 1, 2003; a quarterly fee of *** million shall be assessed on January 1, 2004; and a quarterly fee of *** million shall be assessed on April 1, 2004. Each of these fees shall be billed at the beginning of each calendar quarter as noted (July 1, 2003; October 1, 2003; January 1, 2004; April 1, 2004) and shall be due and payable thirty days from date of invoicing.

         P&G's extension of this Third Addendum through June 30, 2008 before the assessment/invoice dates in this paragraph shall relieve it of the obligation to remit future Quarterly Fees.

         All other fees in the NOBS Supply Agreement shall remain and apply to this Third Addendum.

12. Section 8 of the NOBS supply agreement titled "Process Improvements" shall be deleted in its entirety and replaced with the following:

         If, during the Agreement Term, Eastman proposes a material process improvement or material change in raw material which will result in a material change to the characteristics of any NOBS attribute listed on Attachment A of the NOBS Supply Agreement, Eastman will notify in writing P&G of the proposed change. P&G shall notify Eastrnan within thirty (30) days thereafter whether such change is acceptable. If the change is acceptable and does not require requalification, Eastman may proceed with the change. If the change is acceptable and requires requalification, Eastman and P&G shall negotiate in good faith a price adjustment and schedule for the proposed change, and P&G may agree to such change, if economically viable and if requalification can be accomplished.

         If during the Agreement Term Eastman and P&G jointly develop any process improvements that result in cost savings the savings will be shared by the parties, after Eastman has recovered its costs associated in achieving the improvement.

13. Should P&G desire to purchase NOBS from Eastman beyond June 30, 2004, extension of this Third Addendum must be executed no later than April 1,2004. Otherwise, Eastman will not have sufficient time to plan for NOBS production beyond June 30, 2004.

14. For the purposes of this Third Addendum, should P&G notify Eastman of its intent to exercise its rights under paragraph 17(b) of the NOBS Supply Agreement during the term of this Third Addendum, P&G shall immediately pay Eastman a fee of *** ("Additional Termination Fee"), in addition to any and all other amounts due and payable pursuant to the NOBS Supply Agreement and/or all Addenda.

15. Any and all fees due hereunder including but not limited to the Additional Termination Fee and quarterly fees in paragraph 5 hereunder shall be due and payable in addition to all other fees as provided for in the NOBS Supply Agreement should a default occur pursuant to Section 16 of the NOBS Supply Agreement.

ACCEPTED:                                 ACCEPTED:

EASTMAN CHEMICAL COMPANY                  THE PROCTER & GAMBLE
                                          MANUFACTURING COMPANY


/s/ Fred Buehler                          /s/ Keith Harrison
----------------------------------        ------------------------------------
Fred Buehler                              Keith Harrison
Vice President and General Manager        Global Product Supply Officer
Performance Chemicals                     The Procter & Gamble Company
Business Organization
Eastman Chemical Company


Date:    4/22/03                          Date:    4/16/03
     -----------------------------             -------------------------------

                                  Exhibit 1
                                  ---------

                             NOBS Fee Schedules
                             ------------------

               Base Sales Price (designated, "O1") for NOBS 1B
               -----------------------------------------------

Quantity (NOBS 100%) Million Pounds                               Price
-----------------------------------                               -----

Annual Rate              Quarterly Rate                           U.S. $/Lb
-----------              --------------                           ---------

***                      ***                                      $  ***
***                      ***                                      $  ***
***                      ***                                      $  ***
***                      ***                                      $  ***
***                      ***                                      $  ***
***                      ***                                      $  ***
***                      ***                                      $  ***
***                      ***                                      $  ***
***                      ***                                      $  ***
***                      ***                                      $  ***
***                      ***                                      $  ***
***                      ***                                      $  ***
***                      ***                                      $  ***
***                      ***                                      $  ***
***                      ***                                      $  ***
***                      ***                                      $  ***

Prices are based on the quarterly rate of purchases; annual rates are for information only.

                                  Exhibit 2
                                  ---------

                            NOBS Supersacking Fee

P&G will be invoiced as an invoice line item (a) for NOBS produced from NOBS 1B a supersacking fee determined using the schedule below:


-------------------------------------------------------------------------------------------------
                                                    Base Supersacking Fee (X) ($/lb)
                                     ------------------------------------------------------------
  Millions of Pounds of NOBS to                                               Upon Extension
    be Supersacked during such                                            Effective 7/1/2004 to
        Contract* Quarter               7/1/2003 to 6/30/2004                   6/30/2008
-------------------------------------------------------------------------------------------------
               ***                   ***                                  ***
-------------------------------------------------------------------------------------------------
               ***                   ***                                  ***
-------------------------------------------------------------------------------------------------
               ***                   ***                                  ***
-------------------------------------------------------------------------------------------------
               ***                   ***                                  ***
-------------------------------------------------------------------------------------------------

         *Based on forecast quantities. In the event actual supersacked quantities would result in a different Base Fee (X) being applicable, an adjustment will be made in the miscellaneous cost factor (Attachment C of NOBS Supply Agreement) in the next contract Quarter price calculations.

Each of the base fees shall be adjusted by the following formula at the beginning of each Contract Quarter:

                                                        ***
                                                        ***

                  where NSF =               New Supersacking Fee

                  PPI(3)    =               Producer Price Index most
                                            recently published for the prior
                                            contract quarter

                                                                 18 June 2003
Mr. Fred Buehler
Vice President and General Manager
Performance Chemicals
Business Organization
Eastman Chemical Company



The purpose of this letter is to inform you that The Procter & Gamble Manufacturing Company, et. al ("P&G") is hereby exercising our option with Eastman Chemical Company to extend the Third Addendum of the NOBS Supply Agreement ("Agreement") through and including June 30, 2008 according to Paragraph 7 of the Agreement.

By exercising this option, the following actions shall result:

o As per Paragraph 11 of the Agreement, P&G will be relieved of all Quarterly Fee payments.

o As per Paragraph 7 of the Agreement, P&G's price will be the New Quarterly Price. This shall be calculated by replacing Attachment C,
     Schedule 1 of the NOBS Supply Agreement with Exhibit 1 of the Third Addendum and all other Attachments to the NOBS Supply Agreement shall apply.

                                    MWB
         Debbie Hanser
         Debbie, please                          Sincerely,
         put this in the P&G
         NOBS contract file.
               MAJ
                                                 /s/ R. Keith Harrison
                                                 R. Keith Harrison
                                                 Global Product Supply Officer
                                                 The Procter & Gamble Company

cc:      R. A. McDonald
         S. van Straelen
         E. M. Sawicki



             This document contains confidential information that
             ----------------------------------------------------
                has been omitted and filed separately with the
                ----------------------------------------------
                      Securities and Exchange Commission.
                      -----------------------------------
        Such information is noted by three asterisks, as follows "***."
        ---------------------------------------------------------------